SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K-A

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of The Securities Act of 1934


                                November 13, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                             Bell Microproducts Inc.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   California
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)


          005-43709                                      94-3057566
     ---------------------                  ------------------------------------
     (Commission File No.)                  (IRS Employer Identification Number)


                              1941 Ringwood Avenue
                         San Jose, California 95131-1721
                                 (408) 451-9400
                ------------------------------------------------
                    (Address of Principal Executive Offices)


                                 Not Applicable
                ------------------------------------------------
          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

         This Report on Form 8-K-A is being filed to amend (i) Item 5 of the Form 8-K filed by the Registrant on November 30, 1998 and (ii) Exhibits G, I, and J attached to Exhibit 10.24 (Third Amended and Restated Credit Agreement dated as of November 12, 1998 by and among the Company and certain banking institutions named therein) of the Form 8-K filed by the Registrant on November 30, 1998.

Item 5.  Other Events

         The Company entered into a Third Amended and Restated Credit Agreement (the "Credit Agreement") dated as of November 12, 1998, with the financial institutions party thereto (the "Banks"), California Bank & Trust (f/k/a Sumitomo Bank of California), as agent for the Banks (the "Administrative Agent"), and Union Bank of California, N.A. and Comerica Bank-California, as co-agents for the Banks (the "Co-Agents" and together with the Administrative Agent, the "Agents"). The Credit Agreement amends and restates the Second Amended and Restated Credit Agreement dated as of May 23, 1995 (as amended, the "Original Credit Agreement"), among the Company, the Banks and the Administrative Agent, and provides for, among other things, (i) an increase in the principal amount of the revolving line of credit from a principal amount of up to one hundred million dollars ($100,000,000) to a principal amount of up to one hundred thirty million dollars ($130,000,000), (ii) an extension of the maturity date to May 31, 2000, (iii) the elimination of the letter of credit sub-facility existing under the Original Credit Agreement, (iv) certain modifications to the interest provisions of the Credit Agreement, (v) the addition of certain definitions contained therein, (vi) certain modifications to the financial covenants contained therein and (vii) certain other changes.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Bell Microproducts Inc.

                                              By: /s/ Bruce M. Jaffe
                                                  ------------------------------
                                                   Senior Vice President
                                                   and CFO


                                                   Dated:  December 11, 1998

                                    EXHIBIT G

                              BELL CANADA GUARANTY

         THIS GUARANTY, dated as of November 12, 1998 is executed by BELL MICROPRODUCTS CANADA INC., a California corporation ("Guarantor"), in favor of CALIFORNIA BANK & TRUST, a California banking corporation, acting as administrative agent (in such capacity, and each successor thereto in such capacity, "Administrative Agent") for the financial institutions which are from time to time parties to the Restated Credit Agreement referred to in Recital A below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Third Amended and Restated Credit Agreement dated as of November 12, 1998 (as amended from time to time, the "Restated Credit Agreement"), among Bell Microproducts Inc., a California corporation ("Borrower"), the Banks and Administrative Agent, the Banks have agreed to amend and restate an existing credit agreement with Borrower and to increase such credit facility upon the terms and subject to the conditions set forth therein.

         B. The Banks' obligations to amend and restate such existing credit agreement and to increase such credit facility under the Restated Credit Agreement is subject, among other conditions, to receipt by Administrative Agent of this Guaranty, duly executed by Guarantor. Guarantor expects to derive substantial direct and indirect benefit from the transactions contemplated by the Restated Credit Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees with Administrative Agent, for the ratable benefit of the Banks and Administrative Agent, as follows:

         1. Definitions and Interpretation.

                  (a) Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

                           "Adjusted  Net Worth"  shall  mean,  with  respect to
                  Guarantor at any time, the remainder of (i) the fair value of the assets of Guarantor as of such date, minus (ii) the fair value of the liabilities of Guarantor as of such date (excluding, however, any liability of Guarantor hereunder), such assets and liabilities to be determined in accordance with any state or federal fraudulent conveyance or transfer law which is applicable to this Guaranty.

                           "Administrative  Agent" shall have the meaning  given
                  to that term in the introductory paragraph hereof.

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                           "Banks"  shall have the meaning given to that term in
                  the introductory paragraph hereof.

                           "Borrower"  shall have the meaning given to that term
                  in the Recital A hereof.

                           "Disallowed  Post-Commencement Interest and Expenses"
                  shall mean interest computed at the rate provided in the Restated Credit Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Credit Documents accruing or claimed at any time after the commencement of any Insolvency Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against Borrower in such Insolvency Proceeding.

                           "Guaranteed   Obligations"   shall  mean  all  loans,
                  advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to Administrative Agent or any Bank of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement or any of the other Credit Documents, including, without limitation, all principal, interest, rent, fees, taxes, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

                           "Guarantor" shall have the meaning given to that term
                  in the introductory paragraph hereof.

                           "Guarantor Documents" shall have the meaning given to
                  that term in paragraph 3 hereof.

                           "Insolvency   Proceeding"  shall  mean  any  case  or
                  proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

                           "Maximum  Guaranty  Amount"  shall mean, at any time,
                  the greatest of (i) ninety-five percent (95%) of the Adjusted Net Worth of Guarantor at such time, (ii) ninety-five percent (95%) of the Adjusted Net Worth of Guarantor on the date hereof and (iii) the value derived by Guarantor from the Guaranteed Obligations incurred at or prior to such time.

                           "Restated  Credit  Agreement"  shall have the meaning
                  given to that term in the Recital A hereof.

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         Unless  otherwise  defined  herein,  all other  capitalized  terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement.

                  (b) Other Interpretive Provisions. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Guarantor acknowledges receipt of copies of the Restated Credit Agreement and the other Credit Documents.

         2. Guaranty.

                  (a) Payment Guaranty. Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Administrative Agent, any and all of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Credit Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

                  (b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of the Banks to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Administrative Agent or any Bank, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

                  (c) Independent Obligation. The liability of Guarantor hereunder is independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Borrower or any other guarantor of the Guaranteed Obligations or whether Borrower or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

                  (d) Maximum Guaranty Amount. The liability of Guarantor under this Guaranty shall not at any time exceed the Maximum Guaranty Amount; provided, however, that Administrative Agent and the Banks may permit the Guaranteed Obligations to exceed the foregoing limitation without affecting Guarantor's liability hereunder.

                  (e) Termination. This Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Administrative Agent or any Bank after receipt.

         3. Representations and Warranties. Guarantor represents and warrants to Administrative Agent and the Banks that (a) Guarantor is a corporation duly organized, validly, existing and in good standing under the laws of its state of incorporation and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification, except where the failure to qualify could not have a Material Adverse Effect;
(b) the execution, delivery and performance by Guarantor of this Guaranty and the other Credit Documents executed or to be executed by Guarantor (collectively, the "Guarantor Documents") are within the power of Guarantor and have been duly authorized by all necessary actions on the part of Guarantor; (c) this Guaranty and the other Guarantor Documents have been duly executed and delivered by Guarantor and constitute legal, valid and binding obligations of Guarantor, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally; (d) the execution, delivery and performance of this Guaranty and the other Guarantor Documents do not (i) violate any Requirement of Law applicable to Guarantor,
(ii) contravene any material Contractual Obligation of Guarantor, or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Guarantor except Permitted Liens; (e) no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution, delivery and performance by Guarantor of this Guaranty and the other Guarantor Documents, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (f) Guarantor has paid all taxes and other charges imposed by any Governmental Authority due and payable by Guarantor other than those which are being challenged in good faith by appropriate proceedings and for which adequate reserves have been established; (g) Guarantor is not in violation of any Requirement of Law or Contractual Obligation applicable to Guarantor other than those the consequences of which could not have a Material Adverse Effect; (h) Guarantor is neither an investment company (as defined in the Investment Company Act of 1940) nor controlled by an investment company; and
(i) no litigation, investigation or proceeding of any Governmental Authority is pending or, to the knowledge of Guarantor, threatened against Guarantor which, if adversely determined, could have a Material Adverse Effect.

         4. Covenants. Guarantor hereby agrees (a) to deliver to Administrative Agent (i) promptly after Guarantor becomes aware of any Default or Event of Default or of any other event or condition which could have a Material Adverse Effect, notice thereof, and (ii) such other information regarding the business, operations or financial or other condition of Guarantor as Administrative Agent may reasonably request; (b) to the extent failure to do so could have a Material Adverse Effect, to pay all taxes and other charges imposed by any Government Authority upon Guarantor or its property as and when they become due; (c) to the extent failure to do so could have a Material Adverse Effect, to comply with all Requirements of Law and Contractual Obligations applicable to Guarantor; (d) to maintain its corporate existence and all rights, privileges and franchises necessary for the conduct of its business; (e) to maintain with financially sound and reputable insurance carriers insurance in such amounts, with such deductibles and covering such risks as is customary for companies engaged in similar businesses

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in the same geographic  areas as Guarantor;  and (f) to the extent covenants set forth in the Restated Credit Agreement apply to Subsidiaries of Borrower, to comply with such covenants.

         5. Authorizations. Guarantor authorizes the Banks and Administrative Agent, in their discretion, without notice to Guarantor, irrespective of any change in the financial condition of Borrower, Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of Guarantor hereunder, from time to time to
(a) create new Guaranteed Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof; (d) purchase such security at public or private sale;
(e) otherwise exercise any right or remedy it may have against Borrower, Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Guaranteed Obligations or any Collateral; and (g) assign the Guaranteed Obligations, this Guaranty, or the other Credit Documents in whole or in part.

         6. Waivers. Guarantor waives (a) any right to require the Banks or Administrative Agent to (i) proceed against Borrower or any other guarantor of the Guaranteed Obligations, (ii) proceed against or exhaust any security received from Borrower or any other guarantor of the Guaranteed Obligations, or
(iii) pursue any other remedy in the Banks' or Administrative Agent's power whatsoever; (b) any defense arising by reason of the application by Borrower of the proceeds of any borrowing; (c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Administrative Agent or the Banks to foreclose upon security by nonjudicial sale, or otherwise; (d) any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any Credit Document); (e) any right to exoneration of sureties which would otherwise be applicable; (f) until all obligations of the Banks to extend credit under the Restated Credit Agreement are terminated and all Guaranteed Obligations of Borrower are satisfied in full, any right of subrogation or reimbursement and, if there are any other guarantors of the Guaranteed Obligations, any right of contribution, and right to enforce any remedy which Administrative Agent or any Bank now has or may hereafter have against Borrower, and any benefit of, and any right to participate in, any security now or hereafter received by
Administrative Agent or the Banks; (g) all presentments, demands for performance, notices of non-performance, notices delivered under the Restated Credit Agreement or any Credit Document, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale; (h) the benefit of any statute of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium, redemption or similar law or similar rights for marshalling; and (j) any right to be informed by Administrative Agent or any Bank of the financial condition of Borrower or any other guarantor of the

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Guaranteed  Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations. Guarantor has the ability and assumes the responsibility for keeping informed of the financial condition of Borrower and any other guarantors of the Guaranteed
Obligations   and  of  other   circumstances   affecting  such   nonpayment  and
nonperformance risks. Without limiting the generality of any of the foregoing, Guarantor hereby waives (i) all rights and defenses arising out of an election of remedies by Administrative Agent or any Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for an
obligation,   has  destroyed  such   Guarantor's   rights  of  subrogation   and
reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, (ii) all rights and defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranty, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (iii) all other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

         7. Subordination. Guarantor hereby subordinates any Indebtedness of Borrower to Guarantor to the Guaranteed Obligations. Guarantor agrees that after the occurrence and during the continuance of any Default or Event of Default the Banks and Administrative Agent shall be entitled to receive payment of all Guaranteed Obligations before Guarantor receives payment of any Indebtedness of Borrower to Guarantor. Any payments on such Indebtedness of Borrower to Guarantor made after the occurrence and during the continuance of any Default or Event of Default, if Administrative Agent so requests, shall be collected, enforced and received by Guarantor as trustee for Administrative Agent and be paid over to Administrative Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. After the occurrence and during the continuance of any Default or Event of Default, Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (a) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, Indebtedness of Borrower to Guarantor and to apply any amounts received thereon to the Guaranteed Obligations, and (b) to require Guarantor (i) to collect and enforce, and to submit claims in respect of, Indebtedness of Borrower to Guarantor, and (ii) to pay any amounts received on such Indebtedness to Administrative Agent for application to the Guaranteed Obligations.

         8. General Pledge; Setoff.

                  (a) Pledge. In addition to all liens upon and rights of setoff against the property of Guarantor given to Administrative Agent or any Bank by law or separate agreement to secure the liabilities of Guarantor hereunder, to the extent permitted by law, Guarantor hereby grants to Administrative Agent, for the benefit of the Banks and Administrative Agent, a security interest in all monies, deposit accounts, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Administrative Agent or any Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and Administrative Agent and the Banks shall have all rights and remedies of a secured party with respect to such property.

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


                  (b) Setoff. In addition to any rights and remedies of Administrative Agent and the Banks provided by law, Administrative Agent and the Banks shall have the right, without prior notice to Guarantor, any such notice being expressly waived by Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against the Guaranteed Obligations then due any amount owing from any Bank or Administrative Agent to Guarantor, including all deposits, accounts and moneys of Guarantor then or thereafter maintained with any Bank or Administrative Agent, at or at any time after, the happening of any of the above mentioned events.

                  (c) Nonwaiver. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of any Bank or Administrative Agent or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Administrative Agent.

         9. Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Administrative Agent or Guarantor under this Guaranty shall be by facsimile or in writing and faxed, mailed, telexed or delivered to each party at its facsimile number or its address set forth below. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the Business Day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when telexed, shall be effective upon receipt of answerback; when delivered by hand, shall be effective upon delivery; and when faxed, shall be effective upon confirmation of receipt.

         Administrative Agent:  California Bank & Trust
                                320 California Street, Suite 600
                                San Francisco, CA 94104
                                Attn: Relationship Manager -
                                      Bell Microproducts
                                Telephone: (415) 445-8725
                                Facsimile: (415) 296-9617

         Guarantor:             Bell Microproducts Canada, Inc.
                                c/o Bell Microproducts, Inc.
                                1941 Ringwood Avenue
                                San Jose, CA  95131
                                Attn: Mr. Don W. Bell
                                      President
                                Telephone: (408) 451-1635
                                Facsimile: (408) 451-1694

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


                  (b) Waivers; Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Administrative Agent. Each waiver or consent under any provision hereof shall be effective only in the specific instances and for the purpose for which given. No failure or delay by Administrative Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of Administrative Agent, the Banks and Guarantor and their respective successors and assigns; provided, however, that Administrative Agent, the Banks and Guarantor may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Restated Credit Agreement. Administrative Agent may disclose this Guaranty as provided in the Restated Credit Agreement.

                  (d) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (e) Cumulative Rights, etc. The rights, powers and remedies of Administrative Agent and the Banks under this Guaranty shall be in addition to all rights, powers and remedies given to Administrative Agent and the Banks by virtue of any applicable Governmental Rule, the Restated Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Administrative Agent's or the Bank's rights hereunder.

                  (f) Payments Free of Taxes, Etc. All payments made by Guarantor under this Guaranty shall be made by Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. Upon request by Administrative Agent, Guarantor shall furnish evidence satisfactory to Administrative Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (g) Governing Law and Jurisdiction. This Guaranty shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of California or of the United States for the Northern

         District of California, and by execution and delivery of this Guaranty, Guarantor consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Guarantor irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Guaranty. Guarantor waives personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

                  (h)      Arbitration.

                           (i) This subparagraph 9(h) concerns the resolution of
                  any controversies or claims between or among Guarantor, any Bank and Administrative Agent, including but not limited to those that arise from:

                                    (A) This  Guaranty  or any  other  Guarantor
                           Document;

                                    (B) Any  violation  of this  Guaranty or any
                           other Guarantor Document; or

                                    (C) Any claims for  damages  resulting  from
                           any business conducted between Guarantor and any Bank or Administrative Agent, including claims for injury to persons, property or business interests.

                           (ii) At the request of Guarantor, any Bank or Administrative Agent, any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by California law.

                           (iii) Arbitration proceedings will be administered by
                  the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco.

                           (iv) For purposes of the  application  of the statute
                  of limitation, the filing of an arbitration pursuant to this subparagraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this subparagraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

                           (v) If there is a dispute  as to  whether an issue is
                  arbitrable, the arbitrators will have the authority to resolve any such dispute.

                           (vi) The decision  that  results from an  arbitration
                  proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                           (vii) The procedure described above will not apply if
                  the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, Guarantor, each Bank and Administrative Agent must consent to submission of the claim or controversy to arbitration. If all parties do not consent to arbitration, the controversy or claim will be settled as follows:

                                    (A) Guarantor,  the Banks and Administrative
                           Agent will designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                                    (B) The designated  referee (or the panel of
                           referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                                    (C) The referee (or the presiding referee of
                           the panel) will be an active attorney or a retired judge; and

                                    (D) The award that results from the decision
                           of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                           (viii) This subparagraph 9(h) does not limit the right of Guarantor, any Bank or Administrative Agent to:

                                    (A)  Exercise  self-help  remedies  such  as
                           setoff;

                                    (B)  Foreclose  against  or sell any real or
                           personal property collateral; or

                                    (C) Take  action in a court of law,  before,
                           during or after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                           (ix) The  pursuit of or a  decision  in an action for
                  interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of Guarantor, any Bank or Administrative Agent, including the suing party, to submit the controversy or claim to arbitration.

                  (i) JURY TRIAL. EACH OF GUARANTOR, THE BANKS AND ADMINISTRATIVE AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT NOT RESOLVED PURSUANT TO SUBPARAGRAPH 9(h) HEREOF.

                  IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.


                                        BELL MICROPRODUCTS CANADA INC.

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                    EXHIBIT I

                               BELL-TENEX GUARANTY

         THIS GUARANTY, dated as of November 20, 1998 is executed by BELL MICROPRODUCTS CANADA -TENEX DATA ULC, a Nova Scotia, Canada unlimited liability company ("Guarantor"), in favor of CALIFORNIA BANK & TRUST, a California banking corporation, acting as administrative agent (in such capacity, and each successor thereto in such capacity, "Administrative Agent") for the financial institutions which are from time to time parties to the Restated Credit Agreement referred to in Recital A below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Third Amended and Restated Credit Agreement dated as of November 12, 1998 (as amended from time to time, the "Restated Credit Agreement"), among Bell Microproducts Inc., a California corporation ("Borrower"), the Banks and Administrative Agent, the Banks have agreed to amend and restate an existing credit agreement with Borrower and to increase such credit facility upon the terms and subject to the conditions set forth therein.

         B. The Banks' obligations to amend and restate such existing credit agreement and to increase such credit facility under the Restated Credit Agreement is subject, among other conditions, to receipt by Administrative Agent of this Guaranty, duly executed by Guarantor. Guarantor expects to derive substantial direct and indirect benefit from the transactions contemplated by the Restated Credit Agreement.

         C. The Guarantor is a wholly-owned Subsidiary of Bell Microproducts Canada Inc., a California corporation ("Bell Canada"), and Bell Canada is a wholly-owned Subsidiary of Borrower.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees with Administrative Agent, for the ratable benefit of the Banks and Administrative Agent, as follows:

         1.       Definitions and Interpretation.

                  (a) Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

                           "Administrative  Agent" shall have the meaning  given
                  to that term in the introductory paragraph hereof.

                           "Banks"  shall have the meaning given to that term in
                  the introductory paragraph hereof.

                           "Bell  Canada"  shall have the meaning  given to that
                  term in Recital C hereof.

                           "Borrower"  shall have the meaning given to that term
                  in the Recital A hereof.

                           "Disallowed  Post-Commencement Interest and Expenses"
                  shall mean interest computed at the rate provided in the Restated Credit Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Credit Documents accruing or claimed at any time after the commencement of any Insolvency Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against Borrower in such Insolvency Proceeding.

                           "Guaranteed   Obligations"   shall  mean  all  loans,
                  advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to Administrative Agent or any Bank of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement or any of the other Credit Documents, including, without limitation, all principal, interest, rent, fees, taxes, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

                           "Guarantor" shall have the meaning given to that term
                  in the introductory paragraph hereof.

                           "Guarantor Documents" shall have the meaning given to
                  that term in paragraph 3 hereof.

                           "Insolvency   Proceeding"  shall  mean  any  case  or
                  proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

                           "Restated  Credit  Agreement"  shall have the meaning
                  given to that term in the Recital A hereof.

         Unless otherwise defined herein, all other capitalized terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement.

                  (b) Other Interpretive Provisions. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this
         Guaranty  and  are  hereby   incorporated   by   reference.

         Guarantor acknowledges receipt of copies of the Restated Credit Agreement and the other Credit Documents.

         2. Guaranty.

                  (a) Payment Guaranty. Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Administrative Agent, any and all of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Credit Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

                  (b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of the Banks to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Administrative Agent or any Bank, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

                  (c) Independent Obligation. The liability of Guarantor hereunder is independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Borrower or any other guarantor of the Guaranteed Obligations or whether Borrower or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

                  (d) Termination. This Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Administrative Agent or any Bank after receipt.

         3. Representations and Warranties. Guarantor represents and warrants to Administrative Agent and the Banks that (a) Guarantor is an unlimited liability company duly organized, validly, existing and in good standing under the laws of its state of organization and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification, except where the failure to qualify could not have a Material Adverse Effect; (b) the authorized capital of Guarantor consists of 1000 common shares of which 101 (and no more) have been issued and are outstanding as fully paid and are non-assessable, and Bell Canada is the registered and beneficial owner of 101 of the issued and outstanding shares of Guarantor; (c) the authorized capital stock of Bell Canada consists of 100 shares of common stock of which 100 have been duly authorized, validly issued, fully paid and are non-assessable, and Borrower is the record legal and beneficial owner of all such shares; (d) the execution, delivery and performance by Guarantor of this Guaranty and the other Credit Documents executed or to be executed by Guarantor (collectively, the "Guarantor Documents") are within the power of Guarantor and have been duly authorized by all necessary actions on the part of Guarantor; (e) this Guaranty and the other Guarantor Documents have been duly executed and delivered by Guarantor and constitute legal, valid and binding obligations of Guarantor, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally; (f) the execution, delivery and performance of this Guaranty and the other Guarantor Documents do not (i) violate any Requirement of Law applicable to Guarantor,
(ii) contravene any material Contractual Obligation of Guarantor, or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Guarantor except Permitted Liens; (g) no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution, delivery and performance by Guarantor of this Guaranty and the other Guarantor Documents, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (h) Guarantor has paid all taxes and other charges imposed by any Governmental Authority due and payable by Guarantor other than those which are being challenged in good faith by appropriate proceedings and for which adequate reserves have been established; (i) Guarantor is not in violation of any Requirement of Law or Contractual Obligation applicable to Guarantor other than those the consequences of which could not have a Material Adverse Effect; (j) Guarantor is neither an investment company (as defined in the Investment Company Act of 1940) nor controlled by an investment company; and
(k) no litigation, investigation or proceeding of any Governmental Authority is pending or, to the knowledge of Guarantor, threatened against Guarantor which, if adversely determined, could have a Material Adverse Effect.

         4. Covenants. Guarantor hereby agrees (a) to deliver to Administrative Agent (i) promptly after Guarantor becomes aware of any Default or Event of Default or of any other event or condition which could have a Material Adverse Effect, notice thereof, and (ii) such other information regarding the business, operations or financial or other condition of Guarantor as Administrative Agent may reasonably request; (b) to the extent failure to do so could have a Material Adverse Effect, to pay all taxes and other charges imposed by any Governmental Authority, as defined in the Restated Credit Agreement, upon Guarantor or its property as and when they become due; (c) to the extent failure to do so could have a Material Adverse Effect, to comply with all Requirements of Law and Contractual Obligations applicable to Guarantor; (d) to maintain its existence and all rights, privileges and franchises necessary for the conduct of its business; (e) to maintain with financially sound and reputable insurance carriers insurance in such amounts, with such deductibles and covering such risks as is customary for companies engaged in similar businesses in the same geographic areas as Guarantor; and (f) to the extent covenants set forth in the Restated Credit Agreement apply to Subsidiaries of Borrower, to comply with such covenants.

         5. Authorizations. Guarantor authorizes the Banks and Administrative Agent, in their discretion, without notice to Guarantor, irrespective of any change in the financial condition of Borrower, Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of Guarantor hereunder, from time to time to (a) create new Guaranteed Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof; (d) purchase such security at public or private sale; (e) otherwise exercise any right or remedy it may have against Borrower, Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Guaranteed Obligations or any Collateral; and (g) assign the Guaranteed Obligations, this Guaranty, or the other Credit Documents in whole or in part.

         6. Waivers. Guarantor waives (a) any right to require the Banks or Administrative Agent to (i) proceed against Borrower or any other guarantor of the Guaranteed Obligations, (ii) proceed against or exhaust any security received from Borrower or any other guarantor of the Guaranteed Obligations, or
(iii) pursue any other remedy in the Banks' or Administrative Agent's power whatsoever; (b) any defense arising by reason of the application by Borrower of the proceeds of any borrowing; (c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Administrative Agent or the Banks to foreclose upon security by nonjudicial sale, or otherwise; (d) any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any Credit Document); (e) any right to exoneration of sureties which would otherwise be applicable; (f) until all obligations of the Banks to extend credit under the Restated Credit Agreement are terminated and all Guaranteed Obligations of Borrower are satisfied in full, any right of subrogation or reimbursement and, if there are any other guarantors of the Guaranteed Obligations, any right of contribution, and right to enforce any remedy which Administrative Agent or any Bank now has or may hereafter have against Borrower, and any benefit of, and any right to participate in, any security now or hereafter received by
Administrative Agent or the Banks; (g) all presentments, demands for performance, notices of non-performance, notices delivered under the Restated Credit Agreement or any Credit Document, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale; (h) the benefit of any statute of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium, redemption or similar law or similar rights for marshalling; and (j) any right to be informed by Administrative Agent or any Bank of the financial condition of Borrower or any other guarantor of the Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations. Guarantor has the ability and assumes the responsibility for keeping informed of the financial condition of Borrower and any other guarantors of the Guaranteed Obligations and of other circumstances affecting such nonpayment and nonperformance risks. Without limiting the generality of any of the foregoing, Guarantor hereby waives
(i)  all  rights  and  defenses  arising  out  of an  election  of  remedies  by

Administrative Agent or any Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for an obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, (ii) all rights and defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranty, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (iii) all other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

         7. Subordination. Guarantor hereby subordinates any Indebtedness of Borrower to Guarantor to the Guaranteed Obligations. Guarantor agrees that after the occurrence and during the continuance of any Default or Event of Default the Banks and Administrative Agent shall be entitled to receive payment of all Guaranteed Obligations before Guarantor receives payment of any Indebtedness of Borrower to Guarantor. Any payments on such Indebtedness of Borrower to Guarantor made after the occurrence and during the continuance of any Default or Event of Default, if Administrative Agent so requests, shall be collected, enforced and received by Guarantor as trustee for Administrative Agent and be paid over to Administrative Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. After the occurrence and during the continuance of any Default or Event of Default, Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (a) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, Indebtedness of Borrower to Guarantor and to apply any amounts received thereon to the Guaranteed Obligations, and (b) to require Guarantor (i) to collect and enforce, and to submit claims in respect of, Indebtedness of Borrower to Guarantor, and (ii) to pay any amounts received on such Indebtedness to Administrative Agent for application to the Guaranteed Obligations.

         8. General Pledge; Setoff.

                  (a) Pledge. In addition to all liens upon and rights of setoff against the property of Guarantor given to Administrative Agent or any Bank by law or separate agreement to secure the liabilities of Guarantor hereunder, to the extent permitted by law, Guarantor hereby grants to Administrative Agent, for the benefit of the Banks and Administrative Agent, a security interest in all monies, deposit accounts, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Administrative Agent or any Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and Administrative Agent and the Banks shall have all rights and remedies of a secured party with respect to such property.

                  (b) Setoff. In addition to any rights and remedies of Administrative Agent and the Banks provided by law, Administrative Agent and the Banks shall have the right, without prior notice to Guarantor, any such notice being expressly waived by Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against the Guaranteed Obligations then due any amount owing from any Bank or Administrative Agent to Guarantor, including all deposits, accounts and moneys of Guarantor then or thereafter maintained with any Bank or Administrative Agent, at or at any time after, the happening of any of the above mentioned events.

                  (c) Nonwaiver. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of any Bank or Administrative Agent or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Administrative Agent.

         9. Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Administrative Agent or Guarantor under this Guaranty shall be by facsimile or in writing and faxed, mailed, telexed or delivered to each party at its facsimile number or its address set forth below. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the Business Day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when telexed, shall be effective upon receipt of answerback; when delivered by hand, shall be effective upon delivery; and when faxed, shall be effective upon confirmation of receipt.

         Administrative Agent:      California Bank & Trust
                                    320 California Street, Suite 600
                                    San Francisco, CA 94104
                                    Attn: Relationship Manager -
                                          Bell Microproducts
                                    Telephone: (415) 445-8725
                                    Facsimile: (415) 296-9617

         Guarantor:                 Bell Microproducts Canada-Tenex Data ULC
                                    c/o Bell Microproducts, Inc.
                                    1941 Ringwood Avenue
                                    San Jose, CA  95131
                                    Attn: Mr. Don W. Bell
                                          President
                                    Telephone: (408) 451-1635
                                    Facsimile: (408) 451-1694

                  (b) Waivers; Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Administrative Agent. Each waiver or consent under any provision hereof shall be effective only in the specific instances and for the purpose for which given. No failure or delay by Administrative Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of Administrative Agent, the Banks and Guarantor and their respective successors and assigns; provided, however, that Administrative Agent, the Banks and Guarantor may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Restated Credit Agreement. Administrative Agent may disclose this Guaranty as provided in the Restated Credit Agreement.

                  (d) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (e) Cumulative Rights, etc. The rights, powers and remedies of Administrative Agent and the Banks under this Guaranty shall be in addition to all rights, powers and remedies given to Administrative Agent and the Banks by virtue of any applicable Governmental Rule, the Restated Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Administrative Agent's or the Bank's rights hereunder.

                  (f) Taxes and Other Taxes.

                           (i) All payments to the Banks and the  Administrative
                  Agent by the Guarantor under this Guaranty or under any of the Guarantor Documents shall be made free and clear of and without deduction or withholding for any and all taxes, levies, imposts, deductions, charges or withholdings and all related liabilities (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being referred to as "Taxes") imposed by any jurisdiction (or any political subdivision or taxing authority of it), unless such Taxes are required by applicable law to be deducted or withheld. If the Guarantor shall be required by applicable law to deduct or withhold any such Taxes from or in respect of any amount payable under this Guaranty or under any of the Guarantor Documents, (i) the amount payable shall be increased (and for greater certainty, in the case of interest, the amount of interest shall be increased) as may be necessary so that after making all required deductions or withholdings
                  (including  deductions  or  withholdings   applicable  to  any
                  additional amounts paid under this subparagraph 9(f)), the Banks and the Administrative Agent receive an amount equal to the amount they would have received if no such deduction or withholding had been made, (ii) the Guarantor shall make such deductions or withholdings, and (iii) the Guarantor shall immediately pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law.

                           (ii) The  Guarantor  agrees  to  immediately  pay any
                  present or future stamp or documentary taxes or any other excise or property taxes, charges, financial institutions duties, debits taxes or similar levies (all such taxes, charges, duties and levies being referred to as "Other Taxes") which arise from any payment made by the Guarantor under this Guaranty or under any of the Guarantor Documents or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty or any of the Guarantor Documents.

                           (iii) The Guarantor shall indemnify the Banks and the
                  Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable by the Guarantor under this subparagraph 9(f)) paid by the Banks or the Administrative Agent and any liability (including penalties, interest and expenses) arising from or with respect to such Taxes or Other Taxes, whether or not they were correctly or legally asserted, excluding, in the case of any Bank and the Administrative Agent, and subject to the next following sentence, Taxes imposed on its net income or capital taxes or receipts or franchise taxes. If any Taxes on the worldwide net income, profits or gains of any Bank or the Administrative Agent are asserted, imposed, levied or assessed against such Bank or the Administrative Agent in respect of any amount payable pursuant to this subparagraph 9(f), the Guarantor will indemnify such Bank or the Administrative Agent, as the case may be, against such payment or liability together with any interest, penalties and expenses payable or incurred in connection therewith. Payment under this indemnification shall be made within 30 days from the date the Administrative Agent or the relevant Bank, as the case may be, make written demand for it. A certificate as to the amount of such Taxes or Other Taxes submitted to the Guarantor by the Administrative Agent or the relevant Bank shall be conclusive evidence, absent manifest error, of the amount due from the Guarantor to the Administrative Agent or the Banks, as the case may be.

                           (iv) The Guarantor shall furnish to the Administrative Agent and the Banks the original or a certified copy of a receipt evidencing payment of Taxes or Other Taxes made by the Guarantor within 30 days, or if such receipt cannot be obtained by the Guarantor within such 30 days, as soon as practicable, after the date of any payment of Taxes or Other Taxes.

                           (v) If a Bank or the Administrative  Agent is, in its
                  sole opinion, entitled to claim a refund or able to apply for or otherwise take advantage of any tax credit, tax deduction or similar benefit by reason of any withholding or deduction made by the Guarantor in respect of a payment made by it under this Guaranty, which payment shall have been increased pursuant to this subparagraph 9(f), then such Bank or the Administrative Agent, as the case may be, will use reasonable effort to obtain the refund, credit, deduction or benefit and upon credit or receipt of it will pay to the Guarantor, the amount (if any) not exceeding the increased amount paid by the Guarantor, as equals the net after-tax value to such Guarantor of that part of the refund, credit, deduction or benefit as it considers is allocable to such withholding or deduction having regard to all of its dealings giving rise to similar credits, deductions or benefits in relation to the same tax period and to the cost of obtaining the same. Nothing contained in this subparagraph 9(f) shall interfere with the right of the Bank or the Administrative Agent to arrange its tax affairs in whatever manner it deems fit and in particular, neither any Bank nor the Administrative Agent shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of any deduction or withholding in priority to any other relief, claims, credits or deductions available to it and neither any Bank nor the Administrative Agent shall be obligated to disclose to the Guarantor any information regarding its tax affairs, tax computations or otherwise.

                  (g) Governing Law and Jurisdiction. This Guaranty shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein, without reference to conflicts of law rules.

                  (h) Arbitration.

                           (i) This subparagraph 9(h) concerns the resolution of
                  any controversies or claims between or among Guarantor, any Bank and Administrative Agent, including but not limited to those that arise from:

                                    (A) This  Guaranty  or any  other  Guarantor
                           Document;

                                    (B) Any  violation  of this  Guaranty or any
                           other Guarantor Document; or

                                    (C) Any claims for  damages  resulting  from
                           any business conducted between Guarantor and any Bank or Administrative Agent, including claims for injury to persons, property or business interests.

                           (ii) At the request of Guarantor, any Bank or Administrative Agent, any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

                           (iii) Arbitration proceedings will be administered by
                  the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco.

                           (iv) For purposes of the  application  of the statute
                  of limitation, the filing of an arbitration pursuant to this subparagraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this subparagraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

                           (v) If there is a dispute  as to  whether an issue is
                  arbitrable, the arbitrators will have the authority to resolve any such dispute.

                           (vi) The decision  that  results from an  arbitration
                  proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                           (vii) The procedure described above will not apply if
                  the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, Guarantor, each Bank and Administrative Agent must consent to submission of the claim or controversy to arbitration. If all parties do not consent to arbitration, the controversy or claim will be settled as follows:

                                    (A) Guarantor,  the Banks and Administrative
                           Agent will designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                                    (B) The designated  referee (or the panel of
                           referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                                    (C) The referee (or the presiding referee of
                           the panel) will be an active attorney or a retired judge; and

                                    (D) The award that results from the decision
                           of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                           (viii) This subparagraph 9(h) does not limit the right of Guarantor, any Bank or Administrative Agent to:

                                    (A)  Exercise  self-help  remedies  such  as
                           setoff;

                                    (B)  Foreclose  against  or sell any real or
                           personal property collateral; or

                                    (C) Take  action in a court of law,  before,
                           during or after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                           (ix) The  pursuit of or a  decision  in an action for
                  interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of Guarantor, any Bank or Administrative Agent, including the suing party, to submit the controversy or claim to arbitration.

                  (i) JURY TRIAL. EACH OF GUARANTOR, THE BANKS AND ADMINISTRATIVE AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT NOT RESOLVED PURSUANT TO SUBPARAGRAPH 9(h) HEREOF.

                  IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.


                                        BELL MICROPRODUCTS CANADA-TENEX DATA ULC

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        CALIFORNIA BANK & TRUST,
                                        as Administrative Agent

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                   EXHIBIT J-I

                          BELL-TENEX SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT, dated as of November 20, 1998, is executed by BELL MICROPRODUCTS CANADA -TENEX DATA ULC, a Nova Scotia, Canada unlimited liability corporation ("Bell-Tenex"), in favor of CALIFORNIA BANK & TRUST, a California banking corporation, acting as agent (in such capacity, "Administrative Agent") for the financial institutions which are from time to time parties to the Restated Credit Agreement defined in Recital A below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Third Amended and Restated Credit Agreement dated as of November 12, 1998 (as amended from time to time, the "Restated Credit Agreement"), among Bell Microproducts Inc., a California corporation ("Borrower"), the Banks and Administrative Agent, the Banks have agreed to amend and restate an existing credit agreement with Borrower and to increase such credit facility upon the terms and subject to the conditions set forth therein.

         B. The Banks'  obligations  to amend and restate such  existing  credit agreement and to increase such credit facility under the Restated Credit Agreement is subject, among other conditions, to receipt by Administrative Agent of this Security Agreement, duly executed by Bell-Tenex. Bell-Tenex expects to derive substantial direct and indirect benefit from the transactions contemplated by the Restated Credit Agreement.


                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Bell-Tenex hereby agrees with Administrative Agent, for the ratable benefit of the Banks and Administrative Agent, as follows:

                  1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

                  "Account Debtor" shall have the meaning given to that term in subparagraph 3(g) hereof.

                  "Administrative Agent" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Banks" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Bell-Tenex" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Borrower" shall have the meaning given to that term in Recital A hereof.

                                     J-I-1

                  "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

                  "Depositary Bank" shall have the meaning given to that term in subparagraph 4(e) hereof.

                  "Equipment" shall have the meaning given to that term in Attachment 1 hereto.

                  "Excluded Collateral" shall mean Collateral consisting of Equipment, Inventory or other goods located at an address not specified in item 8 of Attachment 2 hereto and having a value not to exceed $10,000 in the aggregate for each such unspecified location or $100,000 in the aggregate for all such unspecified locations.

                  "Intermediary" shall have the meaning given to that term in Subparagraph 4(f) hereof.

                  "Inventory" shall have the meaning given to that term in Attachment 1 hereto.

                  "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to any Bank or Administrative Agent of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

                  "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

                  "Related Contracts" shall have the meaning given to that term in Attachment 1 hereto.

                  "Restated Credit Agreement" shall have the meaning given to that term in Recital A hereof.

                  "Security Agreement" shall mean this Security Agreement as further amended, modified, supplemented or replaced from time to time.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

         Unless otherwise defined herein, all other capitalized terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference.

                                     J-I-2

                  2. Grant of Security Interest. As security for the Obligations, Bell-Tenex hereby pledges and assigns to Administrative Agent (for the ratable benefit of the Banks and Administrative Agent) and grants to Administrative Agent (for the ratable benefit of the Banks and Administrative Agent) a security interest in all right, title and interest of Bell-Tenex in and to the property described in Attachment 1 hereto, whether now owned or hereafter acquired (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

                  3. Representations and Warranties. Bell-Tenex represents and warrants to the Banks and Administrative Agent as follows:

                  (a) Bell-Tenex is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Bell-Tenex acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Bell-Tenex acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, other than Permitted Liens.

                  (b) Administrative Agent has (or in the case of after-acquired Collateral, at the time Bell-Tenex acquires rights therein, will have) a first priority perfected security interest in the Collateral.

                  (c) All Equipment and Inventory (except for Excluded Collateral) are (i) located at the locations indicated in item 8 of Attachment 2 hereto, (ii) in transit to such locations or (iii) in transit to a third party purchaser which will become obligated on a Receivable to Bell-Tenex upon receipt. Except for Equipment and Inventory referred to in clauses (ii) and (iii) of the preceding sentence, Bell-Tenex has exclusive possession and control of the Inventory and Equipment.

                  (d) All Inventory has been (or, in the case of hereafter produced Inventory, will be) produced in compliance with all applicable Governmental Rules, including the Fair Labor Standards Act (if applicable).

                  (e) Bell-Tenex keeps all records concerning the Receivables and the originals of all Related Contracts at its chief executive office located at the address set forth in item 2 of Attachment 2 hereto.

                  (f) Bell-Tenex has delivered to Administrative Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the original of each Receivable which is an instrument or chattel paper having a face value in excess of $100,000 and the originals of all certificated securities owed directly by Bell-Tenex.

                  (g) Each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor") free from any right of rescission, defense, setoff or discount.

                                     J-I-3

                  (h) Each insurance policy maintained by Bell-Tenex is validly existing and is in full force and effect. Bell-Tenex is not in default in any material respect under the provisions of any insurance policy, and there are no facts which, with the giving of notice or passage of time (or both), would result in such a default under any provision of any such insurance policy.

                  4. Covenants. Bell-Tenex hereby agrees as follows:

                  (a) Bell-Tenex, at Bell-Tenex's expense, shall promptly procure, execute and deliver to Administrative Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Administrative Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Administrative Agent therein and the first priority of such Lien or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Bell-Tenex shall (i) procure, execute and deliver to Administrative Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Administrative Agent, (ii) deliver to Administrative Agent promptly upon receipt the original of all Collateral which is an instrument, document or chattel paper having a face value in excess of $100,000 and letters of credit and certificated securities and (iii) take such actions as may be necessary to perfect the Lien of Administrative Agent in any Collateral consisting of investment property (including taking the actions required by Subparagraph 4(f) hereof and, in those jurisdictions where appropriate, causing such Liens to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Administrative Agent).

                  (b)  Bell-Tenex  shall not use or permit any  Collateral to be used in violation of (i) any provision of the Restated Credit Agreement, this Security Agreement or any other Credit Document, (ii) any applicable Governmental Rule where such use might have a Material Adverse Effect, or (iii) any policy of insurance covering the Collateral.

                  (c) Bell-Tenex shall pay promptly when due all taxes and other Governmental Charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral, except such Governmental Charges, Liens and other charges as may in good faith be contested or disputed by appropriate proceedings, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

                  (d) Without ninety (90) days' prior written notice to Administrative Agent, Bell-Tenex shall not (i) change Bell-Tenex's name or place of business (or, if Bell-Tenex has more than one place of business, its chief executive office), or the office in which Bell-Tenex's records relating to Receivables or the originals of Related Contracts are kept, (ii) keep Collateral consisting of chattel paper and documents at any location other than its chief executive office set forth in item 2 of Attachment 2 hereto, or (iii) keep Collateral consisting of Equipment, Inventory or other goods (except for Excluded Collateral) at any location other than the locations set forth in item 8 of Attachment 2 hereto.

                                     J-I-4

                  (e)  For  each  deposit  account   maintained  by  Bell-Tenex,
         Bell-Tenex shall (i) execute and deliver to the bank or other depository institution at which such deposit account is maintained (the "Depositary Bank") a Notice of Security Interest in the form of Attachment 3 hereto (or in any other form acceptable to Administrative Agent in its sole discretion) and (ii) cause the Depositary Bank to execute and deliver to Administrative Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest. Without ten (10) days prior written notice to Administrative Agent, Bell-Tenex shall not establish any deposit account not set forth in item 16 of Attachment 2 hereto.

                  (f) For each securities account and commodity account maintained by Bell-Tenex, Bell-Tenex shall (i) complete, execute and deliver to the bank, broker or other Person at which such account is maintained (the "Intermediary") a Notice of Security Interest in the form of Attachment 4 hereto and (ii) cause the Intermediary to execute and deliver to Administrative Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest (or in any other form acceptable to Administrative Agent in its sole discretion). Without thirty (30) days prior written notice to Administrative Agent, Bell-Tenex shall not establish any securities account or commodity account not set forth in item 14 of Attachment 2 hereto.

                  (g) Bell-Tenex shall deposit, or cause to be deposited, all remittances, checks and other funds (in whatever form) received with respect to Receivables to a deposit account for which Bell-Tenex has complied with subparagraph 4(e) above and in which Administrative Agent has a first priority perfected security interest, subject only to the banker's lien of the Depositary Bank covering its customary account maintenance charges and fees.

                  (h) Bell-Tenex shall appear in and defend any action or proceeding which may affect its title to or Administrative Agent's interest in the Collateral.

                  (i) If Administrative Agent gives value to enable Bell-Tenex to acquire rights in or the use of any Collateral, Bell-Tenex shall use such value for such purpose.

                  (j) Bell-Tenex shall keep separate, accurate and complete records of the Collateral and shall provide Administrative Agent with such records and such other reports and information relating to the Collateral as Administrative Agent may reasonably request from time to time.

                  (k) Bell-Tenex shall not surrender or lose possession of (other than to Administrative Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Restated Credit Agreement, and, notwithstanding any provision of the Restated Credit Agreement, Bell-Tenex shall keep the Collateral free of all Liens except Permitted Liens.

                  (l) Bell-Tenex shall type, print or stamp conspicuously on the face of all original copies of all Collateral consisting of chattel paper and documents not in the

                                     J-I-5
         possession   of   Administrative   Agent  a  legend   satisfactory   to
         Administrative Agent indicating that such chattel paper is subject to the security interest granted hereby.

                  (m) Bell-Tenex shall collect, enforce and receive delivery of the Receivables in accordance with past practice unless otherwise notified by Administrative Agent after the occurrence and during the continuance of an Event of Default.

                  (n) Bell-Tenex shall comply with all material Requirements of Law applicable to Bell-Tenex which relate to the production, possession, operation, maintenance and control of the Collateral (including, without limitation, the Fair Labor Standards Act).

                  (o) Bell-Tenex shall (i) maintain and keep in force insurance of the types and in amounts customarily carried from time to time during the term of this Security Agreement in its lines of business, including fire, public liability, property damage and worker's compensation, such insurance to be carried with companies and in amounts satisfactory to Administrative Agent, (ii) deliver to Administrative Agent from time to time, as Administrative Agent may request, schedules setting forth all insurance then in effect, and
         (iii) deliver to Administrative Agent copies of each policy of insurance which replaces, or evidences the renewal of, each existing policy of insurance at least fifteen (15) days prior to the expiration of such policy. Administrative Agent shall be named as additional insured or additional loss payee, as appropriate, on all liability and property insurance of Bell-Tenex and such policies shall contain such additional endorsements as shall be required by Administrative Agent, including the endorsements specified in Attachment 5 hereto. Prior to the occurrence and the continuance of an Event of Default, all proceeds of any property insurance paid as a result of any event or occurrence shall be paid to Bell-Tenex. All proceeds of any property insurance paid after the occurrence and during the continuance of an Event of Default shall be paid to Administrative Agent to be held as Collateral and applied as provided in the Restated Credit Agreement or, at the election of the Required Banks, returned to Bell-Tenex.

                  5.  Authorized  Action  by  Administrative  Agent.  Bell-Tenex
         hereby irrevocably appoints Administrative Agent as its attorney-in-fact and agrees that Administrative Agent may perform (but Administrative Agent shall not be obligated to and shall incur no liability to Bell-Tenex or any third party for failure so to do) any act which Bell-Tenex is obligated by this Security Agreement to perform, and to exercise such rights and powers as Bell-Tenex might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral;
         (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Bell-Tenex relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Administrative Agent may exercise such powers only after the occurrence and during the continuance of an Event of Default.

                                     J-I-6

         Bell-Tenex agrees to reimburse Administrative Agent upon demand for all reasonable costs and expenses, including attorneys' fees, Administrative Agent may incur while acting as Bell-Tenex's attorney-in-fact  hereunder,  all  of  which  costs  and  expenses  are included in the Obligations. Bell-Tenex agrees that such care as Administrative Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Administrative Agent's possession; provided, however, that Administrative Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

                  6. Default and Remedies. Bell-Tenex shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Restated Credit Agreement. In addition to all other rights and remedies granted to Administrative Agent by this Security Agreement, the Restated Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Administrative Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Administrative Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify any or all Account Debtors to make payments on Receivables directly to Administrative Agent; (c) direct any Depositary Bank or Intermediary to liquidate the account(s) maintained by it, pay all amounts payable in connection therewith to Administrative Agent and/or deliver any proceeds thereof to Administrative Agent; (d) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Administrative Agent may determine; (e) require Bell-Tenex to assemble the Collateral and make it available to Administrative Agent at a place to be designated by Administrative Agent; (f) enter onto any property where any Collateral is located and take possession thereof with or without judicial process; and (g) prior to the disposition of the Collateral, store, process, repair or recondition any Collateral consisting of goods, perform any obligations and enforce any rights of Bell-Tenex under any Related Contracts or otherwise prepare and preserve
         Collateral for disposition in any manner and to the extent Administrative Agent deems appropriate. In furtherance of Administrative Agent's rights hereunder, Bell-Tenex hereby grants to Administrative Agent an irrevocable, non-exclusive license (exercisable without royalty or other payment by Administrative Agent) to use, license or sublicense any patent, trademark, tradename, copyright or other intellectual property in which Bell-Tenex now or hereafter has any right, title or interest, together with the right of access to all media in which any of the foregoing may be recorded or stored. In any case where notice of any sale or disposition of any Collateral is required, Bell-Tenex hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

                                     J-I-7

                  7. Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Administrative Agent or Bell-Tenex under this Security Agreement shall be by facsimile or in writing and faxed, mailed, telexed or delivered to each party at its facsimile number or its address set forth below. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the Business Day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when telexed, shall be effective upon receipt of answerback; when delivered by hand, shall be effective upon delivery; and when faxed, shall be effective upon confirmation of receipt.

         Administrative Agent:     California Bank & Trust
                                   320 California Street, Suite 600
                                   San Francisco, CA 94104
                                   Attn: Relationship Manager -
                                         Bell Microproducts
                                   Telephone: (415) 445-8725
                                   Facsimile: (415) 296-9617

         Bell-Tenex:               Bell Microproducts Canada-Tenex Data ULC
                                   c/o Bell Microproducts, Inc.
                                   1941 Ringwood Avenue
                                   San Jose, CA  95131
                                   Attn: Mr. Don W. Bell
                                         President
                                   Telephone: (408) 451-1635
                                   Facsimile: (408) 451-1694

                  (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Security Agreement may be amended or waived only as provided in the Restated Credit Agreement. No failure or delay by Administrative Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Administrative Agent, the Banks and Bell-Tenex and their respective successors and assigns; provided, however, that Administrative Agent, the Banks and Bell-Tenex may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Restated Credit Agreement. Administrative Agent may disclose this Security Agreement as provided in the Restated Credit Agreement.

                                     J-I-8

                  (d) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (e) Cumulative Rights, Etc. The rights, powers and remedies of Administrative Agent and the Banks under this Security Agreement shall be in addition to all rights, powers and remedies given to Administrative Agent and the Banks by virtue of any applicable Governmental Rule, the Restated Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Administrative Agent's rights hereunder. Bell-Tenex waives any right of marshalling or to require Administrative Agent or any Bank to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Administrative Agent's or such Bank's power.

                  (f)  Payments  Free  of  Taxes,  Etc.  All  payments  made  by
         Bell-Tenex under this Security Agreement shall be made by Bell-Tenex free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Bell-Tenex shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Administrative Agent, Bell-Tenex shall furnish evidence satisfactory to Administrative Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (g) Bell-Tenex's Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Credit Document or any exercise by Administrative Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) Bell-Tenex shall remain liable to perform its obligations and duties in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral) and (ii) neither Administrative Agent nor any Bank shall assume any liability to perform such obligations and duties or to enforce any of Bell-Tenex's rights in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral).

                  (h) Governing Law and Jurisdiction. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of California or of the United States for the Northern District of California, and by execution and delivery of this Security Agreement, Bell-Tenex consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Bell-Tenex irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action

                                     J-I-9
         or proceeding in such jurisdiction in respect of this Security Agreement. Bell-Tenex waives personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

                  (i) Arbitration.

                           (i) This subparagraph 9(i) concerns the resolution of
                  any controversies or claims between or among Bell-Tenex, any Bank and Administrative Agent, including but not limited to those that arise from:

                                    (A) This  Security  Agreement  or any  other
                           Credit Document to which Bell-Tenex is a party;

                                    (B) Any violation of this Security Agreement
                           or any other Credit Document to which Bell-Tenex is a party; or

                                    (C) Any claims for  damages  resulting  from
                           any business conducted between Bell-Tenex and any Bank or Administrative Agent, including claims for injury to persons, property or business interests.

                           (ii) At the request of Bell-Tenex, any Bank or Administrative Agent, any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by California law.

                           (iii) Arbitration proceedings will be administered by
                  the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco.

                           (iv) For purposes of the  application  of the statute
                  of limitation, the filing of an arbitration pursuant to this subparagraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this subparagraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

                           (v) If there is a dispute  as to  whether an issue is
                  arbitrable, the arbitrators will have the authority to resolve any such dispute.

                           (vi) The decision  that  results from an  arbitration
                  proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                           (vii) The procedure described above will not apply if
                  the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, Bell-Tenex, each Bank and Administrative Agent must consent to submission of the claim or controversy to arbitration. If all

                                     J-I-10
                  parties do not consent to arbitration, the controversy or claim will be settled as follows:

                                    (A) Bell-Tenex, the Banks and Administrative
                           Agent will designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                                    (B) The designated  referee (or the panel of
                           referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                                    (C) The referee (or the presiding referee of
                           the panel) will be an active attorney or a retired judge; and

                                    (D) The award that results from the decision
                           of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                           (viii) This subparagraph 9(i) does not limit the right of Bell-Tenex, any Bank or Administrative Agent to:

                                    (A)  Exercise  self-help  remedies  such  as
                           setoff;

                                    (B)  Foreclose  against  or sell any real or
                           personal property collateral; or

                                    (C) Take  action in a court of law,  before,
                           during or after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                           (ix) The  pursuit of or a  decision  in an action for
                  interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of Bell-Tenex, any Bank or Administrative Agent, including the suing party, to submit the controversy or claim to arbitration.

                  (j) JURY TRIAL. EACH OF BELL-TENEX, THE BANKS AND ADMINISTRATIVE AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT NOT RESOLVED PURSUANT TO SUBPARAGRAPH 9(i) HEREOF.

                                     J-I-11

                  IN WITNESS WHEREOF, Bell-Tenex has caused this Security Agreement to be executed as of the day and year first above written.


                                        BELL MICROPRODUCTS CANADA-TENEX DATA ULC


                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        CALIFORNIA BANK & TRUST,
                                        as Administrative Agent

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                     J-I-12

                                  ATTACHMENT 1
                              TO SECURITY AGREEMENT

                  All right, title and interest of Bell-Tenex, whether now owned or hereafter acquired, in and to the following:

                  (a) All equipment and fixtures (including, without limitation, manufacturing equipment, furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor (collectively, the "Equipment");

                  (b) All inventory (including, without limitation, (i) all computers, semiconductor devices, integrated circuits, disc drives, computer peripheral equipment, monitors, other computer-related equipment, other electronic equipment, and all other raw materials, work in process and finished goods and (ii) all such goods which are returned to or repossessed by Bell-Tenex), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the "Inventory");

                  (c) All accounts, chattel paper, instruments, deposit accounts and other rights to the payment of money (including, without limitation, general intangibles and contract rights) (collectively, the "Receivables") and all contracts, security agreements, leases, guaranties and other agreements evidencing, securing or otherwise relating to the Receivables (collectively, the "Related Contracts");

                  (d) All certificated and uncertificated  securities,  security
         entitlements,   securities  accounts,  commodity  contracts,  commodity
         accounts and other investment property;

                  (e) All other general intangibles and contract rights not otherwise described above (including, without limitation, (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property; (ii) all patents, copyrights, trademarks, tradenames and service marks, (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, tradenames and service marks, and (iv) all goodwill of Bell-Tenex);

                  (f)  All  other   property  not  otherwise   described   above
         (including, without limitation, all money, letters of credit, documents and goods); and

                  (g) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                                    J-I-[1]-1

                                  ATTACHMENT 2
                              TO SECURITY AGREEMENT

                               BELL-TENEX PROFILE

                    Bell Microproducts Canada-Tenex Data ULC

                                 ("Bell-Tenex")

                  1. The current legal name of Bell-Tenex is Bell Microproducts Canada-Tenex Data ULC, a Nova Scotia, Canada, an unlimited liability company.

                  2. Bell-Tenex's chief executive office is located at 1941 Ringwood Avenue, San Jose, CA 95131.

                  3. Bell-Tenex was organized on November 4, 1998 in the province of Nova Scotia, Canada. Since its organization, Bell-Tenex has had no other legal name (other than its current legal name) except for the following (provide name and date of change):

                    Prior Name                    Date Name
                                                    Changed
            ----------------------------- --------------------------

                      None.

                  4. Bell-Tenex does not do business under any trade name except for the following (provide name and indicate whether registered):

                     Trade Name                 Registered?
            ----------------------------- --------------------------

             Bell Microproducts--                   No.
               Tenex Data

           Bell Micro--Tenex Data                   No.

                  5. Since Bell-Tenex's organization, no other corporation has been merged into Bell-Tenex except for the following (provide names, dates and brief description of transactions):

        Name of                       Date of                 Description of
      Corporation                      Merger                  Transaction
---------------------------   --------------------------   ---------------------

         None.

                                   J-I-[2]-1

                  6. Bell-Tenex has not acquired any of its assets in a bulk sale or any other transaction not in the ordinary course of business of the seller except for the following (provide description of assets, date and description of transaction and name of seller):

   Description of                  Date of                   Description of               Seller
       Assets                    Acquisition                  Transaction
----------------------    --------------------------   ---------------------------   ------------------
Inventory and             November 20, 1998            Business Acquisition          Axidata Inc.
Miscellaneous Fixed
Assets

                  7. The following is a complete list of all provinces and other jurisdictions in which Bell-Tenex is qualified to do business:

                           Province or Jurisdiction
                           ------------------------
                           Ontario
                           British Columbia
                           Quebec

                  8. The following is a complete list of all offices and other places of business at which Bell-Tenex currently conducts or has within the last four months conducted business (provide address, owner of site and brief description of assets located there):

                   Address                                                           Brief Description
                                                    Owner of Site                        of Assets
      ----------------------------------  ----------------------------------  --------------------------------
      45 Commander Blvd.                  Axidata, Inc.                       Inventory, Office Furniture
      Scarborough, Ontario

      1269 Saint-Amour                    Axidata, Inc.                       Office Furniture
      St. Laurent, Quebec

      13140 Delf Place                    Axidata, Inc.                       Office Furniture
      Richmond, British Columbia


                  9. The following is a complete list of all persons and entities (other than Bell-Tenex) who at any time have possession of any assets of Bell-Tenex (provide name, address where located and description of assets located there):

                 Person or                          Address                   Brief Description of Assets
                  Entity
        ---------------------------    ----------------------------------  -----------------------------------
        None.

                                    J-I-[2]-2

                  Of the persons and entities listed above in this item 9;

                  a. The following persons and entities are warehouses which issue warehouse receipts:

                      Person or
                        Entity
             -----------------------------

                        None.

                  b. The following persons and entities process or finish inventory or other goods for Bell-Tenex:

                      Person or
                        Entity
             -----------------------------

                        None.

                  c. The following persons and entities hold inventory or other goods on consignment for Bell-Tenex:

                      Person or
                        Entity
             -----------------------------

                        None.



                  d. The following other persons and entities have possession of assets of Bell-Tenex for the purposes indicated:

                      Person or                       Purpose
                       Entity
             -----------------------------   --------------------------

                        None.

                  10. The following is a complete list of all motor vehicles owned by Bell-Tenex (describe each vehicle by make, model and year and indicate for each the state in which registered and the state in which based):

                                                   State of                  State in which
         Vehicle                                 Registration                    Based
         -------------------------------    -----------------------    ---------------------------
         None.

                                    J-I-[2]-3

                  11. The following is a complete list of all aircraft and boats and all other inventory, equipment and other goods of Bell-Tenex which are subject to any certificate of title or other registration statute of the United
States, any state or any other jurisdiction (provide description of covered goods and indicate registration system and jurisdiction):

                                                   Registration
                    Goods                             System                           Jurisdiction
          ---------------------------  -------------------------------------  --------------------------------
          None.

                  12.  The   following  is  a  complete  list  of  all  patents,
copyrights, trademarks, tradenames and service marks registered in the name of Bell-Tenex:

           a. Patents                                    Registration No.
              ---------------------------------------    -----------------------

              None.

           b. Copyrights                                 Registration No.
              ---------------------------------------    -----------------------

              None.

           c. Trademarks,
              Trade Names and
              Service Marks                              Registration No.
              ---------------------------------------    -----------------------

              None.

                  13. The  following is a complete list of all  subsidiaries  of
Bell-Tenex   (provide  name  of  subsidiary,   jurisdiction  of   incorporation,
outstanding shares and shares owned by Bell-Tenex):

                Subsidiary                Jurisdiction               Shares                  Shares Owned
                                                                   Outstanding              by Bell-Tenex
         --------------------------   ---------------------   ----------------------   ------------------------
         None.


                  14. The following is a complete list of all securities accounts maintained by Bell-Tenex (provide name and address of securities intermediary at which maintained, type of account and account number):

                  Securities                 Intermediary                   Type of                 Account Number
                 Intermediary                  Address                      Account
          ----------------------------  -----------------------  ------------------------------   -------------------
          ----------------------------  -----------------------  ------------------------------   -------------------
          None.
          ----------------------------  -----------------------  ------------------------------   -------------------

          ----------------------------  -----------------------  ------------------------------   -------------------

          ----------------------------  -----------------------  ------------------------------   -------------------

                                                      J-I-[2]-4

                  15. The following is a complete list of all other stock (other than the stock of subsidiaries described in item 13 above or held indirectly through securities accounts described in item 14 above), bonds, debentures, notes and other securities owned by Bell-Tenex which have a value (higher of cost or market value) of $________ or more (provide name of issuer, a description of security and value):

                                                        Description of
                    Issuer                                 Security                                  Value
          ----------------------------  ------------------------------------------------    -------------------------
          None.
          ----------------------------  ------------------------------------------------    -------------------------

                  16. The following is a complete list of all notes payable to Bell-Tenex not otherwise listed in item 14 above (provide name of obligor, date, original principal amount and current principal balance):

        Obligor                     Date                  Original                  Current
                                                           Amount                   Balance
-------------------------   ---------------------   ---------------------   ------------------------
None.

                  17. The following is a complete list of all bank accounts maintained by Bell-Tenex (provide name and address of depository bank, type of account and account number):

           Depository                      Bank                      Type of                    Account
              Bank                        Address                    Account                     Number
    --------------------------   --------------------------   -----------------------   -------------------------
    Bank of Montreal             First Canadian Pl.           Canadian Checking         1332-039
                                 Toronto, Ontario M5X 1A3

    Bank of Montreal             First Canadian Pl.           US Checking               4650-728
                                 Toronto, Ontario
                                 M5X 1A3

    Bank of Montreal             First Canadian Pl.           Mastercard                1331-802
                                 Toronto, Ontario
                                 M5X 1A3

                  18. Does Bell-Tenex regularly receive letters of credit from customers to secure payments of sums owed to Bell-Tenex?

                  Yes  ___.        No _x_.

                  19. Does Bell-Tenex regularly have accounts receivable due from, or contracts with, the United States government or any agency or department thereof?

                  Yes  ___.        No _x_.

                                    J-I-[2]-5

                  If  yes,   indicate  the  percentage  of  Bell-Tenex's   total
outstanding accounts receivable that are due from the United States government and agencies and departments thereof: ________%

                  20. Does Bell-Tenex regularly receive advance deposits from customers for goods not yet delivered to such customers?

                  Yes  ___.        No _x_.

                  21. Does Bell-Tenex regularly import goods from outside the United States?

                  Not Applicable.

                  22. The following is a complete list of all third parties who perform data processing services for Bell-Tenex or maintain records with respect to Bell-Tenex's accounts receivable (provide name and address of third party and describe services performed and/or records maintained):

                    Name                           Address                     Description of Services
                                                                                    and/or Records
         ----------------------------  ---------------------------------   ---------------------------------
         Axidata, Inc.                 45 Commander Blvd.
                                       Scarborough, Ontario


                  23. The following is a complete list of all data processing equipment of Bell-Tenex which is leased (provide description of equipment and name and address of lessor):

                                                                                         Lessor
             Description of Equipment                    Lessor                         Address
        -----------------------------------  -------------------------------  -----------------------------
        None.

                  24. The following is a complete list of all data processing equipment of Bell-Tenex which is subject to security interests of persons other than Bank (provide description of equipment and name and address of secured party):

             Description of Equipment                Secured Party                    Secured Party
                                                                                         Address
        -----------------------------------  -------------------------------  ------------------------------
        None.

                  25. The most recent federal income tax returns of Bell-Tenex that have been audited by the IRS are: Not Applicable.

                  26. Neither Bell-Tenex nor any of its property is subject to any tax assessments which are currently outstanding and unpaid except for the following (provide name of assessing authority and amount and description of assessment):

                                    J-I-[2]-6



               Assessing Authority                    Amount                         Description
         --------------------------------  ------------------------------  ---------------------------------
                      None.

                  27. Neither Bell-Tenex nor any of its property is subject to any judgment lien, attachment, assessment (other than any tax assessments set forth in item 25 above) or any other similar process which is currently outstanding and unpaid except for the following (provide name of party asserting lien, etc., amount and description of lien, etc.):

         Asserting Authority                           Amount                        Description
         --------------------------------   -----------------------------  ---------------------------------
                      None.

                  28. The following is a complete list of all pending and threatened litigation or claims involving amounts claimed against Bell-Tenex in excess of $1,000,000 (provide name of claimant, amount of claim and brief description of claim):

                    Claimant                          Amount                         Description
         --------------------------------  ------------------------------  ---------------------------------
                      None.

                                    J-I-[2]-7

                                  ATTACHMENT 3
                              TO SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST
                                       IN
                                DEPOSIT ACCOUNT

                            ___________ __, [19][20]_

         [Name of Depositary Bank]
         [Address of Depositary Bank]
         ____________________________
         ____________________________

                  BELL  MICROPRODUCTS  CANADA-TENEX  DATA  ULC,  a Nova  Scotia,
         Canada unlimited liability company ("Bell-Tenex") and CALIFORNIA BANK &
         TRUST, a California  banking  corporation,  acting as agent for certain financial  institutions  (in such  capacity,  "Administrative  Agent"), under that  certain  Security  Agreement  dated as of November 20, 1998
         (the  "Security  Agreement"),  hereby  notify you that  Bell-Tenex  has granted to  Administrative  Agent a security  interest  in all  deposit
         accounts   maintained  by  Bell-Tenex   with  you  including,   without
         limitation,  the  deposit  accounts  described  below,  and  that  this security interest  supercedes any previous security interest granted to
         Administrative Agent in any deposit accounts maintained by the Borrower with you:

                Account                          Depositor's                         Account
                 Number                             Name                              Type
        -------------------------     ----------------------------------    --------------------------
        -------------------------     ----------------------------------    --------------------------


        -------------------------     ----------------------------------    --------------------------


        -------------------------     ----------------------------------    --------------------------

         Bell-Tenex and Administrative Agent authorize you to continue to allow Bell-Tenex to make deposits to, draw checks upon and otherwise withdraw funds from such deposit accounts (the "Deposit Accounts") without the consent of Administrative Agent until Administrative Agent shall instruct you otherwise.

                                   J-I-[3]-1

                  Bell-Tenex has irrevocably authorized Administrative Agent to inform you when an Event of Default (as defined in the Restated Credit Agreement) has occurred and is continuing and at such time instruct you to cease to permit any further payments or withdrawals from the Deposit Accounts by Bell-Tenex and/or to pay any or all amounts in the Deposit Accounts to Administrative Agent. Bell-Tenex irrevocably authorizes and directs you to comply with all such instructions received by you from Administrative Agent without further inquiry on your part and hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such instructions.


                                       BELL MICROPRODUCTS CANADA-TENEX DATA ULC

                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                       CALIFORNIA BANK & TRUST,
                                       as Administrative Agent

                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                   J-I-[3]-2

                          ACKNOWLEDGEMENT AND AGREEMENT
                               OF DEPOSITARY BANK

                  The undersigned depositary bank hereby acknowledges receipt of the above notice and agrees with Bell-Tenex and Administrative Agent to comply with any instruction it may receive from Administrative Agent in accordance therewith. The undersigned confirms to Administrative Agent that the information set forth above regarding the Deposit Accounts is accurate, that such Deposit Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Deposit Accounts. The undersigned waives any right of setoff except for its right or recoupment for returned items.


                                       _________________________________________

                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                   J-I-[3]-3

                                  ATTACHMENT 4
                              TO SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST
                                       IN
                         [SECURITIES][COMMODITY] ACCOUNT


                            __________ __, [19][20]__


[Name of Intermediary]
[Address of Intermediary]
___________________________
___________________________

         BELL MICROPRODUCTS CANADA-TENEX DATA ULC, a Nova Scotia, Canada unlimited liability company ("Bell-Tenex") and CALIFORNIA BANK & TRUST, a California banking corporation, acting as agent for certain financial institutions (in such capacity, "Administrative Agent"), under that certain Security Agreement dated as of November 20, 1998 (the "Security Agreement"), hereby notify you that Bell-Tenex has granted to Administrative Agent a security interest in all [securities][commodity] accounts maintained by Bell-Tenex with you including, without limitation, the accounts described below:

         Account                   Account Holder's                Account
          Number                         Name                        Type
      ----------------             ----------------            ----------------

      ----------------             ----------------            ----------------

      ----------------             ----------------            ----------------


Until Administrative Agent shall instruct you otherwise pursuant to the following paragraph, Bell-Tenex and Administrative Agent authorize you, without the consent of Administrative Agent, to continue to comply with all directions of Bell-Tenex regarding the purchase, sale, transfer or redemption of all securities, security entitlements, other investment property and other financial assets for and in such accounts (the "Accounts").

         Bell-Tenex has authorized Administrative Agent to inform you when an Event of Default (as defined in the Restated Credit Agreement) has occurred and is continuing and at such time direct you to cease to comply with any further directions of Bell-Tenex with respect to the Accounts. After your receipt of any such notice, Bell-Tenex authorizes and directs you, without the consent of Bell-Tenex or further inquiry on your part, to comply with all directions of Administrative Agent regarding the Accounts, including, without limitation, any direction to (a) purchase, sell, transfer or redeem any or of all securities, security entitlements, other investment

                                   J-I-[4]-1
property or other financial assets for and in the Accounts, (b) withdraw any or all funds from the Accounts and pay such funds to Administrative Agent or any person designated by Administrative Agent or (c) transfer any or all of the Accounts to the name of Administrative Agent or any person designated by Administrative Agent. Bell-Tenex hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such directions of Administrative Agent.


                                       BELL MICROPRODUCTS CANADA-TENEX DATA ULC

                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                       CALIFORNIA BANK & TRUST,
                                       as Administrative Agent

                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                   J-I-[4]-2

                          ACKNOWLEDGEMENT AND AGREEMENT
                                 OF INTERMEDIARY

         The undersigned institution hereby acknowledges receipt of the above notice and agrees with Bell-Tenex and Administrative Agent to comply with any direction it may receive from Administrative Agent in accordance therewith without the consent of Bell-Tenex or further inquiry. The undersigned confirms to Administrative Agent that the information set forth above regarding the Accounts is accurate, that such Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Accounts. The undersigned agrees that any lien or right of setoff it may have in or against the accounts is subordinate to the security interest of Administrative Agent therein.


                                       _________________________________________

                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                    J-[4]-1

                                  ATTACHMENT 5
                              TO SECURITY AGREEMENT

                             INSURANCE ENDORSEMENTS

                  1. Property Insurance. Each of the property insurance policies of Bell-Tenex shall contain substantially the following endorsements:

                  (a)  CALIFORNIA  BANK  &  TRUST,  as  agent   ("Administrative
         Agent"), shall be named as additional loss payee.

                  (b) In respect of the interests of Administrative Agent in the policies, the insurance shall not be invalidated by any action or by inaction of Bell-Tenex or by any Person having temporary possession of the property covered thereby (the "Property") while under contract with Bell-Tenex to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Administrative Agent regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by Bell-Tenex or Administrative Agent or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with Bell-Tenex to perform maintenance, repair, alteration or similar work on the Property.

                  (c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of Administrative Agent, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Administrative Agent for 30 days (or 10 days in the case of non-payment of premium) after receipt by Administrative Agent of written notice from the insurers of such cancellation, change or lapse.

                  (d) Neither Administrative Agent nor any Bank shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

                  (e)  The  insurer   shall  waive  any  rights  of  set-off  or
         counterclaim or any other deduction, whether by attachment or otherwise, that it may have against Administrative Agent and each Bank.

                  (f) The insurance shall be primary without right of contribution from any other insurance that may be carried by Administrative Agent or any of the Banks with respect to its or their interest in the Property.

                  (g) The insurer shall waive any right of subrogation against Administrative Agent and each Bank.

                  (h) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

                                   J-I-[5]-1

                  2. Liability Insurance. Each of the liability insurance policies of Bell-Tenex shall contain substantially the following endorsements:

                  (a) Administrative Agent shall be named as additional insured.

                  (b) In respect of the interests of Administrative Agent in the policies, the insurance shall not be invalidated by any action or by inaction of Bell-Tenex or by any Person having temporary possession of the property covered thereby (the "Property") while under contract with Bell-Tenex to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Administrative Agent regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by Bell-Tenex or Administrative Agent or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with Bell-Tenex to perform maintenance, repair, alteration or similar work on the Property.

                  (c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of Administrative Agent, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Administrative Agent for 30 days (or 10 days in the case of non-payment of premium) after receipt by Administrative Agent of written notice from the insurer of such cancellation, change or lapse.

                  (d) Neither Administrative Agent nor any Bank shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

                  (e)  The  insurer   shall  waive  any  rights  of  set-off  or
         counterclaim or any other deduction, whether by attachment or otherwise, that it may have against Administrative Agent and each Bank.

                  (f) The insurance shall be primary without right of contribution from any other insurance that may be carried by Administrative Agent or any of the Banks with respect to their interests in the Property.

                  (g) The insurer shall waive any right of subrogation against Administrative Agent and each Bank.

                  (h) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

                                   J-I-[5]-2

                                  EXHIBIT J-II


                   BELL MICROPRODUCTS CANADA - TENEX DATA ULC
                                   as Obligor
                                     - and -
                             CALIFORNIA BANK & TRUST
                               as Collateral Agent





                               SECURITY AGREEMENT





                        Dated as of ______ November, 1998

                               SECURITY AGREEMENT

         Security agreement dated as of the ______ day of November, 1998, made by BELL MICROPRODUCTS CANADA -TENEX DATA ULC, an unlimited liability corporation incorporated and existing under the laws of the Province of Nova Scotia, to and in favour of California Bank & Trust, as Collateral Agent for the Secured Creditors.

         WHEREAS:

         (A) pursuant to a third amended and restated credit agreement dated as of November 12, 1998 (as amended from time to time, the "Restated Credit
Agreement"), among Bell Microproducts Inc., a California corporation (the "Borrower"), the Banks and Collateral Agent, the Banks have agreed to amend and restate an existing credit agreement with Borrower and to increase such credit facility upon the terms and subject to the conditions set forth therein.

         (B) the Obligor has entered into the Guaranty pursuant to which the Obligor has agreed to guaranty the Obligations of the Borrower under the Restated Credit Agreement;

         (C) the Obligor expects to derive substantial direct and indirect benefit from the transactions contemplated by the Restated Credit Agreement; and

         (D) it is a condition under the Restated Credit Agreement that the Obligor execute and deliver this security agreement to and in favour of the Collateral Agent for the benefit of the Secured Creditors as security for the payment and performance of all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Obligor to the Secured Creditors, in any currency, and whether incurred by the Obligor alone or with another or others, arising out of, in connection with or pursuant to the Restated Credit Agreement, the Guaranty and the other Credit Documents.

         NOW THEREFORE, in consideration of the foregoing premises, the sum of Cdn.$10.00 in lawful money of Canada now paid by the Collateral Agent to the Obligor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligor agrees as follows:


                                    ARTICLE 1
                                 INTERPRETATION

         Section 1.1. Defined Terms. As used in this security agreement and the recitals hereto, the following terms have the following meanings:

         "Banks" means, collectively, California Bank & Trust and the other financial institutions party from time to time to the Restated Credit Agreement and their respective successors and assigns.

                                     J-II-1

         "Borrower" means, Bell Microproducts Inc., a California corporation and its successors and assigns.

         "Collateral Agent" means California Bank & Trust, a California banking corporation, in its capacity as Administrative Agent under the Restated Credit Agreement or any successor administrative agent appointed pursuant thereto or any collateral agent appointed pursuant to the Restated Credit Agreement for the purpose of acting as collateral agent hereunder or any successor collateral agents appointed pursuant thereto.

         "Credit Documents" means, collectively, the Restated Credit Agreement, the Guaranty and all other Credit Documents (as such term is defined in the Restated Credit Agreement).

         "Excluded Collateral" means Collateral consisting of Equipment, Inventory or other goods located at an address not specified in item 8 of Attachment 1 hereto and having a value not to exceed $10,000 in the aggregate for each such unspecified location or $100,000 in the aggregate for all such unspecified locations.

         "Governmental Entity" means any (i) multinational, federal, provincial, state, municipal, local or other government, governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the foregoing, or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the above.

         "Guaranty" means the guaranty dated as of the date hereof, or as amended supplemented or restated from time to time, made by the Obligor to and in favour of the Secured Creditors in respect of the Obligations.

         "Obligations" has the meaning ascribed thereto under the Restated Credit Agreement.

         "Obligor" means Bell Microproducts Canada-Tenex Data ULC, an unlimited liability corporation incorporated and existing under the laws of the Province of Nova Scotia and its successors and assigns.

         "Person" means a natural person, partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or Governmental Entity, and pronouns have a similarly extended meaning.

         "Restated Credit Agreement" means the Third Amended and Restated Credit Agreement dated as of November 12, 1998 as amended from time to time among the Borrower, California Bank & Trust and the other lending institutions listed on
Schedule 1 thereto, and the Collateral Agent, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time and including any agreement extending the maturity of, refinancing or restructuring (including the inclusion of additional borrowers thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements.

         "Secured Creditors" means, collectively, the Administrative Agent and the Banks.

                                     J-II-2

         Section 1.2. Terms Incorporated by Reference. Unless otherwise defined herein, all other capitalized terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement, terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the "PPSA") and used but not otherwise defined in this security agreement shall have the same meanings.

         Section 1.3. Certain Phrases, etc. In this security agreement the words "including" and "includes" mean "including (or includes) without limitation".

         Section 1.4. Gender and Number. Any reference in this security agreement to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

         Section 1.5. Headings, etc. The division of this security agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

         Section 1.6. Schedules. The Schedule and Attachments attached to this security agreement shall, for all purposes of this security agreement, form an integral part of it.


                                    ARTICLE 2
                                    SECURITY

         Section 2.1. Grant of Security. Subject to Section 2.4, the Obligor grants to the Collateral Agent, for the benefit of the Secured Creditors, a security interest in all the Obligor's right, title and interest in and to the personal property and undertaking of the Obligor now owned or hereafter acquired (collectively, the "Collateral") including any and all of the Obligor's:

         (a) equipment and fixtures (including manufacturing equipment, furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor (collectively, the "Equipment");

         (b) inventory (including (i) all computers, semiconductor devices, integrated circuits, disc drives, computer peripheral equipment, monitors, other computer-related equipment, other electronic equipment, and all other raw materials, work in process and finished goods and (ii) all such goods which are returned to or repossessed by the Obligor), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the "Inventory");

         (c) accounts, chattel paper, instruments, deposit accounts and other rights to the payment of money (including general intangibles and contract rights) (collectively, the "Receivables") and all contracts, security agreements, leases, guaranties and other agreements evidencing, securing or otherwise relating to the Receivables (collectively, the "Related Contracts");

                                     J-II-3

         (d)      certificated   and   uncertificated    securities,    security
                  entitlements,   securities   accounts,   commodity  contracts,
                  commodity accounts and other investment property;

         (e) other general intangibles and contract rights not otherwise described above (including (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property; (ii) all patents, copyrights, trademarks, tradenames and service marks and all licenses to use, applications for , and other rights to, such patents, copyrights, trademarks, tradenames and service marks, (collectively, the "Intellectual Property") and (iii) all goodwill of the Obligor);

         (f) other property not otherwise described above (including all money, letters of credit, documents, goods and other personal property); and

         (g) proceeds of the foregoing (including whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

         Section 2.2. Secured Obligations Secured. (1) The security interest granted hereby (the "Security Interest") secures the payment and performance of all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Obligor to the Collateral Agent or any Secured Creditor, in any currency, and whether incurred by the Obligor alone or with another or others, arising out of, in connection with or pursuant to the Restated Credit Agreement, the Guaranty and the other Credit Documents (collectively, and together with the expenses, costs and charges set out in Section 2.2(1) , the "Secured Obligations").

         (2) All expenses, costs and charges incurred by or on behalf of the Collateral Agent and the Secured Creditors in connection with this security agreement, the Security Interest or the Collateral, including all reasonable legal fees, court costs, receiver's or Collateral Agent's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Collateral Agent's or any Secured Creditor's interest in any Collateral, whether or not directly relating to the enforcement of this security agreement or any other Loan Document, shall be added to and form a part of the Secured Obligations.

         Section 2.3. Attachment. (1) The Obligor acknowledges that (i) value has been given, (ii) it has rights in the Collateral (other than after-acquired Collateral), (iii) it has not agreed to postpone the time of attachment of the Security Interest, and (iv) it has received a duplicate original copy of this security agreement.

                                     J-II-4

         (2) If the Obligor acquires any chattel paper, instrument, security or negotiable document of title (collectively, "Negotiable Collateral") having a face value in excess of $50,000, the Obligor will, immediately upon receipt, deliver to the Collateral Agent the Negotiable Collateral and shall, at the request of the Collateral Agent (i) cause the transfer of the Negotiable Collateral to the Collateral Agent to be registered wherever, in the opinion of the Collateral Agent, such registration may be required or advisable, (ii) duly endorse the same for transfer in blank or as the Collateral Agent may direct, and (iii) immediately deliver to the Collateral Agent any and all consents or other documents which may be necessary to effect the transfer of the Negotiable Collateral to the Collateral Agent or any third party.

         (3) The Obligor will promptly inform the Collateral Agent in writing of the acquisition by the Obligor of any personal property which is not adequately described in Section 2.1, and the Obligor will execute and deliver, at its own expense, from time to time, amendments to this security agreement and its schedules or additional security agreements or schedules as may be required by the Collateral Agent.

         Section 2.4. Scope of Security Interest. (1) To the extent that the creation of the Security Interest would constitute a breach or permit the acceleration or termination of any agreement, right, licence or permit of the Obligor (each, a "Restricted Asset"), the Security Interest shall not attach to the Restricted Asset but the Obligor shall hold its interest in the Restricted Asset in trust for the Collateral Agent and the Secured Creditors, and shall, upon the reasonable request therefor from the Collateral Agent, assign such Restricted Asset to the Collateral Agent or as it may direct immediately upon obtaining the consent of the other party.

         (2) Until the Security Interest shall have become enforceable, the grant of the Security Interest in the Intellectual Property shall not affect in any way the Obligor's rights to commercially exploit the Intellectual Property, defend it, enforce the Obligor's rights in it or with respect to it against third parties in any court or claim and be entitled to receive any damages with respect to any infringement of it.

         (3) The Security Interest shall not extend to consumer goods.

         (4) The Security Interest shall not extend or apply to the last day of the term of any lease or sublease or any agreement for a lease or sublease, now held or hereafter acquired by the Obligor in respect of real property, but the Obligor shall stand possessed of any such last day upon trust to assign and dispose of it as the Collateral Agent may direct.

         Section 2.5. Grant of Licence to Use Intellectual Property. For purposes of enabling the Collateral Agent to exercise its rights and remedies pursuant to Article 3, at such time as the Collateral Agent shall be lawfully entitled to exercise its rights and remedies and for no other purpose, the Obligor hereby grants to the Collateral Agent an irrevocable, nonexclusive licence (exercisable without payment of royalty or other compensation to the Obligor) to use, assign or sublicense any of the Intellectual Property wherever the same may be located, including in such licence access to (i) all media in which any of the licensed items may be recorded or stored, and (ii) all computer programs used for compilation or print-out.

                                     J-II-5

         Section 2.6. Care and Custody of Collateral. (1) The Collateral Agent and the Secured Creditors shall have no obligation to keep Collateral in their possession identifiable.

         (2) The Collateral Agent may, after the Security Interest shall have become enforceable, (i) notify any person obligated on an account or on chattel paper or any obligor on an instrument to make payments to the Collateral Agent, whether or not the Obligor was previously making collections on such accounts, chattel paper, or instruments, and (ii) assume control of any proceeds arising from the Collateral.


                                    ARTICLE 3
                                   ENFORCEMENT

         Section 3.1. Enforcement. The Security Interest shall be and become enforceable against the Obligor if and when the Obligor shall fail to pay or perform any of the Secured Obligations when due and payable or to be performed, as the case may be.

         Section 3.2. Remedies. Whenever the Security Interest has become enforceable, the Collateral Agent may realize upon the Collateral and enforce the rights of the Collateral Agent and the Secured Creditors by:

         (a)      entry  onto  any  premises  where  Collateral   consisting  of
                  tangible personal property may be located;

         (b)      entry  into   possession  of  the  Collateral  by  any  method
                  permitted by law;

         (c)      sale or lease of all or any part of the Collateral;

         (d)      collection   of  any  proceeds   arising  in  respect  of  the
                  Collateral;

         (e) collection, realization or sale of, or other dealing with, the accounts;

         (f) license or sublicense, whether on an exclusive or nonexclusive basis, any Intellectual Property for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine (taking into account such provisions as may be necessary to protect and preserve such Intellectual Property);

         (g) appointment by instrument in writing of a receiver (which term as used in this security agreement includes a receiver and manager) or Collateral Agent of all or any part of the Collateral and removal or replacement from time to time of any receiver or Collateral Agent;

         (h)      institution   of   proceedings   in  any  court  of  competent
                  jurisdiction for the appointment of a receiver of all or any part of the Collateral;

         (i)      institution   of   proceedings   in  any  court  of  competent
                  jurisdiction for sale or foreclosure of all or any part of the Collateral;

                                     J-II-6

         (j) filing of proofs of claim and other documents to establish claims to the Collateral in any proceeding relating to the Obligor; and

         (k) any other remedy or proceeding authorized or permitted under the PPSA or otherwise by law or equity.

         Such remedies may be exercised from time to time separately or in combination and are in addition to, and not in substitution for, any other rights of the Collateral Agent and the Secured Creditors however created. The Collateral Agent shall not be bound to exercise any right or remedy, and the exercise of rights and remedies shall be without prejudice to the rights of the Collateral Agent and the Secured Creditors in respect of the Secured Obligations including the right to claim for any deficiency.

         Section 3.3. Additional Rights. In addition to the remedies set forth in Section 3.2, the Collateral Agent may, whenever the Security Interest has become enforceable:

         (a) require the Obligor, at the Obligor's expense, to assemble the Collateral at a place or places designated by notice in writing and the Obligor agrees to so assemble the Collateral;

         (b) require the Obligor, by notice in writing, to disclose to the Collateral Agent the location or locations of the Collateral and the Obligor agrees to make such disclosure when so required;

         (c) repair, process, modify, complete or otherwise deal with the Collateral and prepare for the disposition of the Collateral, whether on the premises of the Obligor or otherwise;

         (d) carry on all or any part of the business of the Obligor and, to the exclusion of all others including the Obligor, enter upon, occupy and use all or any of the premises, buildings, and other property of or used by the Obligor for such time as the Collateral Agent sees fit, free of charge, and the Collateral Agent and the Secured Creditors shall not be liable to the Obligor for any act, omission or negligence in so doing or for any rent, charges, depreciation or damages incurred in connection with or resulting from such action;

         (e) borrow for the purpose of carrying on the business of the Obligor or for the maintenance, preservation or protection of the Collateral and grant a security interest in the
                  Collateral, whether or not in priority to the Security Interest, to secure repayment; and

         (f) commence, continue or defend any judicial or Collateral proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and give good and valid receipts and discharges in respect of the Collateral and compromise or give time for the payment or performance of all or any part of the accounts or any other obligation of any third party to the Obligor.

                                     J-II-7

         Section 3.4. Receiver's Powers. (1) Any receiver appointed by the Collateral Agent shall be vested with the rights and remedies which could have been exercised by the Collateral Agent in respect of the Obligor or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any supplemental instruments. The identity of the receiver, its replacement and its remuneration shall be within the sole and unfettered discretion of the Collateral Agent.

         (2) Any receiver appointed by the Collateral Agent shall act as agent for the Collateral Agent for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Obligor. The receiver may sell, lease, or otherwise dispose of Collateral as agent for the Obligor or as agent for the Collateral Agent as the Collateral Agent may determine in its discretion. The Obligor agrees to ratify and confirm all actions of the receiver acting as agent for the Obligor, and to release and indemnify the receiver in respect of all such actions.

         (3) The Collateral Agent, in appointing or refraining from appointing any receiver, shall not incur liability to the receiver, the Obligor or otherwise and shall not be responsible for any misconduct or negligence of such receiver.

         Section 3.5. Appointment of Attorney. The Obligor hereby irrevocably appoints the Collateral Agent (and any officer thereof) as attorney of the Obligor (with full power of substitution) to exercise in the name of and on behalf of the Obligor whenever the Security Interest has become enforceable any of the Obligor's right (including the right of disposal), title and interest in and to the Collateral including the execution, endorsement, delivery and transfer of the Collateral to the Collateral Agent, its nominees or transferees, and the Collateral Agent and its nominees or transferees are hereby empowered whenever the Security Interest has become enforceable to exercise all rights and powers and to perform all acts of ownership with respect to the Collateral to the same extent as the Obligor might do. All acts of the attorney are ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing, except for its own gross negligence or wilful misconduct. This appointment and power of substitution, being coupled with an interest, are irrevocable and shall not terminate upon the bankruptcy, dissolution, winding up or insolvency of the Obligor.

         Section 3.6. Dealing with the Collateral. (1) The Collateral Agent and the Secured Creditors shall not be obliged to exhaust their recourse against the Obligor or any other person or against any other security they may hold in respect of the Secured Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Collateral Agent may consider desirable.

         (2) The Collateral Agent and the Secured Creditors may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Obligor and with other persons, sureties or securities as they may see fit without prejudice to the Secured Obligations, the liability of the Obligor or the rights of the Collateral Agent and the Secured Creditors in respect of the Collateral.

         (3) Except as otherwise provided by law or this security agreement, the Collateral Agent and the Secured Creditors shall not be (i) liable or accountable for any failure to collect,

                                     J-II-8
realize or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of any persons in respect of the Collateral, (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal with the Collateral, or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

         Section 3.7. Standards of Sale. Without prejudice to the ability of the
Collateral   Agent  to  dispose  of  the  Collateral  in  any  manner  which  is commercially reasonable, the Obligor acknowledges that:

         (a)      Collateral may be disposed of in whole or in part;

         (b) Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

         (c) any assignee of such Collateral may be the Collateral Agent, a Secured Creditor or a customer of such person;

         (d)      a  disposition   of  Collateral  may  be  on  such  terms  and
                  conditions as to credit or otherwise as the Collateral Agent, in its sole discretion, may deem advantageous; and

         (e) the Collateral Agent may establish an upset or reserve bid or price in respect of Collateral.

         Section 3.8. Dealings by Third Parties. (1) No person dealing with the Collateral Agent, any of the Secured Creditors or an agent or receiver shall be required to determine (i) whether the Security Interest has become enforceable,
(ii) whether the powers which such person is purporting to exercise have become exercisable, (iii) whether any money remains due to the Collateral Agent or the Secured Creditors by the Obligor, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease is made, (v) the propriety or regularity of any sale or other dealing by the Collateral Agent or any Secured Creditor with the Collateral, or (vi) how any money paid to the Collateral Agent or the Secured Creditors has been applied.

         (2) Any purchaser of all or any part of the Collateral from the Collateral Agent or any receiver or Collateral Agent shall hold the Collateral absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Obligor, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser together with all rights of redemption, stay or appraisal which the Obligor has or may have under any rule of law or statute now existing or hereafter adopted.


                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         Section  4.1.  Representations  and  Warranties.   The  Obligor  hereby
represents and warrants to and in favour of the Collateral Agent and the Secured Creditors, acknowledging and

                                     J-II-9
confirming that each Secured Creditor is relying thereon without independent inquiry in connection with the acceptance of this security agreement that:

         (a) The Obligor is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Obligor acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time the Obligor acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, other than Permitted Liens.

         (b) Collateral Agent has (or in the case of after -acquired Collateral, at the time the Obligor acquires rights therein, will have) a first priority perfected security interest in the Collateral.

         (c) All Equipment and Inventory (except for Excluded Collateral) are (i) located at the locations indicated in item 8 of the Attachment 1 hereto, (ii) in transit to such locations or
                  (iii) in transit to a third party purchaser which will become obligated on a Receivable to the Obligor upon receipt. Except for Equipment and Inventory referred to in clauses (ii) and
                  (iii) of the preceding sentence, the Obligor has exclusive possession and control of the Inventory and Equipment.
         (d) All Inventory has been (or, in the case of hereafter produced Inventory will be) produced in compliance with all applicable Governmental Rules.

         (e) The Obligor keeps all records concerning the Receivables and the originals of all Related Contracts at its chief executive office located at the address set forth in item 2 of the Attachment 1 hereto.

         (f) The Obligor has delivered to Collateral Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the original of each Receivable which is an instrument or chattel paper having a face value in excess of $100,000 and the originals of all certificated securities owed directly by the Obligor.

         (g) Each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor") free from any right of rescission, defense, setoff or discount.

         (h) Each insurance policy maintained by the Obligor is validly existing and is in full force and effect. The Obligor is not in default in any material respect under the provisions of any insurance policy, and there are no facts which, with the giving of notice or passage of time (or both), would result in such a default under any provision of any such insurance policy.


                                    ARTICLE 5
                                    COVENANTS

         Section 5.1. Covenants. The Obligor hereby covenants and agrees that:

                                    J-II-10

         (a) The Obligor, at the Obligor's expense, shall promptly procure, execute and deliver to Collateral Agent all documents, instruments and agreements and perform all acts which are necessary or desirable , or which Collateral Agent may reasonable request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Collateral Agent therein and the first priority of such Lien or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, the Obligor shall (i) procure, execute and deliver to Collateral Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Collateral Agent, (ii) deliver to Collateral Agent promptly upon receipt the original of all Collateral which is an instrument, document or chattel paper having a face value in excess of $100,000 and letters of credit and certificated securities and
                  (iii) take such actions as may be necessary to perfect the Lien of Collateral Agent in any Collateral consisting of investment property (including taking the actions required by subparagraph 5.1(f) hereof and, in those jurisdictions where appropriate, causing such Liens to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Collateral Agent).

         (b) The Obligor shall pay promptly when due all taxes and other Governmental Charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral, except such Governmental Charges, Liens and other charges as may in good faith be contested or disputed by appropriate proceedings, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

         (c) Without ninety (90) days' prior written notice to Collateral Agent, the Obligor shall not (i) change the Obligor's name or place of business (or, if the Obligor has more than one place of business, its chief executive office), or the office in which the Obligor's records relating to Receivables or the originals of Related Contracts are kept, (ii) keep Collateral consisting of chattel paper and documents at any location other than its chief executive offices set forth in item 2 of Attachment 1 hereto, or (iii) keep Collateral consisting of Equipment, Inventory or other goods (except for Excluded Collateral) at any location other than the locations set forth in item 8 of Attachment 1.

         (d)      For  each  deposit  account  maintained  by the  Obligor,  the
                  Obligor shall (i) execute and deliver to the bank or other depository institution at which such deposit account is maintained (the "Depositary Bank") a Notice of Security Interest in the form of Attachment 2 hereto (or in any other form acceptable to Collateral Agent in its sole discretion) and (ii) shall use its best efforts to cause the Depositary Bank to execute and deliver to Collateral Agent an Acknowledgement and Agreement in the form set forth in such Notice of Security Interest. Without ten (10) days prior written notice to Collateral Agent, the Obligor shall not establish any deposit account not set forth in item 16 of Attachment 1 hereto.

                                    J-II-11

         (e) For each securities account and commodity account maintained by the Obligor, the Obligor shall (i) complete, execute and deliver to the bank, broker or other Person at which such account is maintained (the "Intermediary") a Notice of Security Interest in the form of Attachment 3 hereto and (ii) cause the Intermediary to execute and deliver to Collateral Agent an Acknowledgement and Agreement in the form set forth in such Notice of Security Interest (or in any other form acceptable to Collateral Agent in its sole discretion). Without thirty (30) days prior written notice to Collateral Agent, the Obligor shall not establish any securities account or commodity account not set forth in item 14 of Attachment 1 hereto.

         (f) The Obligor shall deposit, or cause to be deposited, all remittances, cheques and other funds (in whatever form) received with respect to Receivables to a deposit account for which the Obligor has compiled with subparagraph 5(e) above and in which Collateral Agent has a first priority perfected security interest, subject only to the banker's lien of the Depositary Bank covering its customary account maintenance charges and fees.

         (g)      The  Obligor   shall  appear  in  and  defend  any  action  or
                  proceeding which may affect its title to or Collateral Agent's interest in the Collateral.

         (h) If Collateral Agent gives value to enable the Obligor to acquire rights in or the use of any Collateral, shall use such value for such purpose.

         (i) The Obligor shall keep separate, accurate and complete records of the Collateral and shall provide Collateral Agent with such records and such other reports and information relating to the Collateral as Collateral Agent may reasonably request from time to time.

         (j) The Obligor shall not surrender or lose possession of (other than to Collateral Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Restated Credit Agreement, and, not withstanding any provision of the Restated Credit Agreement, the Obligor shall keep the Collateral free of all Liens except Permitted Liens.

         (k) The Obligor shall type, print or stamp conspicuously on the fact of all original copies of all Collateral consisting of chattel paper and documents not in the possession of Collateral Agent a legend satisfactory to Collateral Agent indicating that such chattel paper is subject to the security interest granted hereby.

         (l) The Obligor shall collect, enforce and receive delivery of the Receivables in accordance with past practice unless otherwise notified by Collateral Agent after the occurrence and during the continuance of an Event of Default.

         (m) The Obligor shall comply with all material Requirements of Law applicable to the Obligor which relate to the production, possession, operation, maintenance and control of the Collateral.

                                    J-II-12

         (n) The Obligor shall (i) maintain and keep in force insurance of the types and in amounts customarily carried from time to time while any obligations remain outstanding in its line of business, including fire, public liability, property damage and worker's compensation, such insurance to be carried with companies and in amounts satisfactory to Collateral Agent,
                  (ii) deliver to Collateral Agent from time to time, as Collateral Agent may request, schedules setting forth all insurance then in effect, and (iii) deliver to Collateral Agent copies of each policy of insurance which replaces, or evidences the renewal of, each existing policy of insurance at least fifteen (15) days prior to the expiration of such policy. Collateral Agent shall be named as additional insured or additional loss payee, as appropriate, on all liability and property insurance of the Obligor and such policies shall contain such additional endorsements specified in Attachment 4 hereto. Prior to the occurrence and the continuance of an Event of Default, all proceeds of any property insurance paid as a result of any event or occurrence shall be paid to the Obligor. All proceeds of any property insurance paid after the occurrence and during the continuance of an Event of Default shall be paid to Collateral Agent to be held as Collateral and applied as provided in the Restated Credit Agreement or, at the election of the Required Banks, returned to the Obligor.

         (o) The Obligor will keep its Collateral in good order and repair, ordinary wear and tear excepted, and will not use the same in violation of law or any policy of insurance therein. The Collateral Agent, or its designee, may inspect the Collateral at any reasonable time, wherever located. The Obligor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this security agreement except to the extent otherwise expressly permitted by the Restated Credit Agreement. The Obligor operates and will continue to operate its business in compliance with all applicable provisions of federal, provincial and local statutes and regulations dealing with the control, shipment, storage or disposal of hazardous materials or substances, except where a failure to so comply would not have a Material Adverse Effect (as defined in the Restated Credit Agreement).

         (p) The Obligor will grant to the Collateral Agent, for the benefit of the Secured Creditors, security interests and mortgages in such assets and properties of the Obligor as are not covered hereunder or as may be requested from time to time by the Collateral Agent pursuant to documentation reasonably satisfactory in form and substance to the Collateral Agent constituting valid and enforceable perfected security interests superior to and prior to the rights of all third persons and subject to no other liens. Immediately upon the request of the Collateral Agent, the Obligor shall furnish the Collateral Agent in writing the description of all Intellectual Property or applications for Intellectual Property of the Obligor. In addition, the Obligor shall deliver to the Collateral Agent a copy of the certificate of registration of, or application for, such Intellectual Property with a Confirmation of Security Interest in the form of Schedule "A" in respect of such Intellectual Property confirming the assignment for security of such Intellectual

                                    J-II-13

                  Property  to  the   Collateral   Agent   hereunder  and  shall
                  immediately make all such filings, registrations and recordings as are necessary or appropriate to perfect the Security Interest granted to the Collateral Agent in the Intellectual Property.

         (q) The Obligor will make, execute, endorse, acknowledge, file and/or deliver, or cause to be made, executed, endorsed, acknowledged, filed or delivered, to the Collateral Agent from time to time such vouchers, invoices, scheduled, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral or any other property or assets of the Obligor as the Collateral Agent may reasonably require. The Obligor will cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonable requested by the Collateral Agent to assure themselves that this Section
                  5.1 has been complied with.


                                    ARTICLE 6
                                     GENERAL

         Section 6.1. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Collateral Agent or the Obligor under this security agreement shall be by facsimile or in writing and faxed, mailed, telexed or delivered to each party at its facsimile number or its address set forth below. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the Business Day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when telexed, shall be effective upon receipt of answerback; when delivered by hand, shall be effective upon delivery; and when faxed, shall be effective upon confirmation of receipt:

         Collateral Agent:          California Bank & Trust
                                    320 California Street, Suite 600
                                    San Francisco, CA 94104
                                    Attn: Relationship Manager -
                                          Bell Microproducts
                                    Telephone: (415) 445-8725
                                    Facsimile: (415) 296-9617

         Obligor: Bell Microproducts Canada-Tenex Data ULC c/o Bell Microproducts, Inc.
                                    1941 Ringwood Avenue
                                    San Jose, CA 95131
                                    Attn: Mr. Don W. Bell
                                          President
                                    Telephone: (408) 451-1635
                                    Facsimile: (408) 451-1694

                                    J-II-14

         Section 6.2. Discharge. The Security Interest shall be discharged upon, but only upon, (i) full payment and performance of the Secured Obligations, and
(ii) the Collateral Agent and the Secured Creditors having no obligations under the Credit Documents. Upon discharge of the Security Interest and at the request and expense of the Obligor, the Collateral Agent shall execute and deliver to the Obligor such releases and discharges as the Obligor may reasonably require and the Collateral Agent shall redeliver to the Obligor, or as the Obligor may otherwise direct the Collateral Agent, any Collateral in its possession.

         Section 6.3. No Merger. This security agreement shall not operate by way of merger of any of the Secured Obligations and no judgment recovered by the Collateral Agent or any of the Secured Creditors shall operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security now or hereafter held by the Collateral Agent and the Secured Creditors in respect of the Secured Obligations.

         Section 6.4. Further Assurances. The Obligor shall from time to time, whether before or after the Security Interest shall have become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Collateral Agent may reasonably require for (i) protecting the Collateral, (ii) perfecting the Security Interest, and (iii) exercising all powers, authorities and discretions conferred upon the Collateral Agent. The
Obligor shall, from time to time after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Collateral Agent may require for facilitating the sale or other disposition of the Collateral in connection with its realization.

         Section 6.5. Supplemental Security. This security agreement is in addition and without prejudice to and supplemental to all other security now held or which may hereafter be held by the Collateral Agent or the Secured Creditors.

         Section 6.6. Overdue Amounts. Until paid, all amounts due and payable by the Obligor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Restated Credit Agreement.

         Section 6.7. Successors and Assigns. This security agreement shall be binding upon the Obligor, its successors and assigns, and shall enure to the benefit of the Collateral Agent, the Secured Creditors and their respective successors and assigns. All rights of the Collateral Agent shall be assignable and in any action brought by an assignee to enforce any such right, the Obligor shall not assert against the assignee any claim or defence which the Obligor now has or hereafter may have against the Collateral Agent or any of the Secured Creditors.

         Section 6.8. Severability. If any provision of this security agreement is deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

         Section 6.9. Waivers, etc. No amendment of this security agreement and no consent or waiver by the Collateral Agent or the Secured Creditors in respect hereof shall be effective unless made in writing and signed by an authorized officer of the Collateral Agent and then such

                                    J-II-15
amendment, consent or waiver shall be effective only in the specific instance and for the specific purpose for which given. Any such amendment shall be effective only if also signed by the Obligor. No failure or delay on the part of the Collateral Agent or the Secured Creditors in exercising a right under this security agreement shall operate as a waiver of, or impair, any right of the Collateral Agent or the Secured Creditors however created. No single or partial exercise of a right shall preclude any further exercise of such right or the exercise of any other right.

         Section 6.10. Governing Law. This security agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

         Section  6.11.   Arbitration.   (i)  This  Section  6.11  concerns  the
resolutions of any controversies or claims between or among the Obligor, any Bank and the Collateral Agent, including but not limited to those that arise from:

                  (A) This security agreement or any other Credit Document to which the Obligor is a party;

                  (B) Any violation of this security agreement or any other Credit Document to which the Obligor is a party; or

                  (C) Any claims for damages resulting from any business conducted between the Obligor and any Bank or the Collateral Agent, including claims for injury to persons, property or business interests.

         (i) At the request of the Obligor, any Bank or the Collateral Agent, any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

         (ii) Arbitration proceedings will be administered by the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco.

         (iii) For purposes of the application of the statute of limitation, the filing of an arbitration pursuant to this subparagraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this subparagraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

         (iv) If there is a dispute as to whether an issue is arbitrable, the arbitrators will have the authority to resolve any such dispute.

         (v) The decision that results from an arbitration proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                                    J-II-16

         (vi) The procedure described above will not apply if the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, the Obligor, each Bank and the Collateral Agent must consent to submission of the claim or controversy to arbitration. If all parties do not consent to arbitration, the controversy or claim will be settled as follows:

                  (A) The Obligor, the Banks and the Collateral Agent will designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                  (B) The designated referee (or the panel of referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                  (C) The referee (or the presiding referee of the panel) will be an active attorney or a retired judge; and

                  (D) The award that results from the decision of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of the California Code of Civil Procedure Sections 644 and 645.

         (vii) This Section 6.11 does not limit the right of the Obligor, any Bank or the Collateral Agent to:

                  (A)      Exercise self-help remedies such as setoff;

                  (B) Foreclose against or sell any real or personal property collateral; or

                  (C) Take action in a court of law, before, during or after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                                    J-II-17

         (ix) The pursuit of or a decision in an action for interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of the Obligor, any Bank or the Collateral Agent, including the suing party, to submit the controversy or claim to arbitration.

         IN WITNESS WHEREOF the Obligor and the Collateral Agent have caused this security agreement to be executed by their duly authorized officers as of the date first above written.


                                         BELL MICROPRODUCTS CANADA-
                                         TENEX DATA ULC

                                         By: ___________________________________
                                             Authorized Signing Officer


                                         CALIFORNIA BANK & TRUST as
                                         Collateral Agent

                                         By: ___________________________________
                                             Authorized Signing Officer

                                    J-II-18

                                   SCHEDULE A
                  FORM OF CONFIRMATION OF SECURITY INTEREST IN
                              INTELLECTUAL PROPERTY

         WHEREAS:

(A) Bell Microproducts Canada-Tenex ULC (the "Debtor"), a corporation incorporated and existing under the laws of the Province of Nova Scotia with offices at o, is the owner of the [trade-marks/patents/copyrights/industrial designs] set forth in Exhibit A hereto, the registrations and applications for the [trade-marks/patents/copyrights/industrial designs] identified therein and the underlying goodwill associated with such [trade-marks/patents/copyrights/industrial designs] (collectively, the "[Trade-Marks/ Patents/Copyrights/Industrial Designs]"); and

(B) California Bank & Trust, as Collateral Agent for certain lending institutions (the "Collateral Agent"), a national banking association with offices at o, has entered into an agreement with the Debtor, as reflected by a separate document entitled the "Security Agreement" dated as of the ______ day of April, 1998 by which the Debtor granted to the Collateral Agent, a security interest in certain property, including the [Trade-Marks/Patents/Copyrights/Industrial Designs], in consideration of the provision of certain credit facilities to the Debtor;

         NOW THEREFORE, for good and  valuable  consideration,  the  receipt and sufficiency of which are acknowledged and in accordance with the terms and obligations set forth in the Security Agreement, the Debtor confirms the grant to the Collateral Agent of a
                  security        interest       in       and       to       the
                  [Trade-Marks/Patents/Copyrights/Industrial Designs].

         DATED at Boston on this ______ day of November, 1998.


                                         BELL MICROPRODUCTS
                                         CANADA-TENEX DATA ULC

                                         By: ___________________________________
                                             Authorized Signing Officer

         DATED at _________________on this ______ day of ______, 1998, before me appeared and the person who signed this instrument, who acknowledged that he signed it as a free act on his behalf or on behalf of the corporation identified and referred to herein as the Debtor.


_____________________________________________________
Signature of Notary Public

                                   J-II-[A]-1

                                  ATTACHMENT 1
                              TO SECURITY AGREEMENT

                               BELL-TENEX PROFILE

                    Bell Microproducts Canada-Tenex Data ULC

                                 ("Bell-Tenex")


                  1. The current legal name of Bell-Tenex is Bell Microproducts Canada-Tenex Data ULC, a Nova Scotia, Canada, an unlimited liability company.

                  2. Bell-Tenex's chief executive office is located at 1941 Ringwood Avenue, San Jose, CA 95131.

                  3. Bell-Tenex was organized on November 4, 1998 in the province of Nova Scotia, Canada. Since its organization, Bell-Tenex has had no other legal name (other than its current legal name) except for the following (provide name and date of change):

                    Prior Name                    Date Name
                                                    Changed
            ----------------------------- --------------------------

                      None.

                  4. Bell-Tenex does not do business under any trade name except for the following (provide name and indicate whether registered):

                     Trade Name                 Registered?
            ----------------------------- --------------------------

             Bell Microproducts--                   No.
               Tenex Data

           Bell Micro--Tenex Data                   No.

                  5. Since Bell-Tenex's organization, no other corporation has been merged into Bell-Tenex except for the following (provide names, dates and brief description of transactions):

        Name of                       Date of                 Description of
      Corporation                      Merger                  Transaction
---------------------------   --------------------------   ---------------------

         None.

                                   J-II-[1]-1

                  6. Bell-Tenex has not acquired any of its assets in a bulk sale or any other transaction not in the ordinary course of business of the seller except for the following (provide description of assets, date and description of transaction and name of seller):

   Description of                  Date of                   Description of               Seller
       Assets                    Acquisition                  Transaction
----------------------    --------------------------   ---------------------------   ------------------
Inventory and             November 20, 1998            Business Acquisition          Axidata Inc.
Miscellaneous Fixed
Assets

                  7. The following is a complete list of all provinces and other jurisdictions in which Bell-Tenex is qualified to do business:

                           Province or Jurisdiction
                           ------------------------
                           Ontario
                           British Columbia
                           Quebec

                  8. The following is a complete list of all offices and other places of business at which Bell-Tenex currently conducts or has within the last four months conducted business (provide address, owner of site and brief description of assets located there):

                   Address                                                           Brief Description
                                                    Owner of Site                        of Assets
      ----------------------------------  ----------------------------------  --------------------------------
      45 Commander Blvd.                  Axidata, Inc.                       Inventory, Office Furniture
      Scarborough, Ontario

      1269 Saint-Amour                    Axidata, Inc.                       Office Furniture
      St. Laurent, Quebec

      13140 Delf Place                    Axidata, Inc.                       Office Furniture
      Richmond, British Columbia


                  9. The following is a complete list of all persons and entities (other than Bell-Tenex) who at any time have possession of any assets of Bell-Tenex (provide name, address where located and description of assets located there):

                Person or                           Address                   Brief Description of Assets
                  Entity
        ---------------------------    ----------------------------------  -----------------------------------
        None.

                                   J-II-[1]-2

                  Of the persons and entities listed above in this item 9;

                  a. The following persons and entities are warehouses which issue warehouse receipts:

                     Person or
                       Entity
            -----------------------------

                       None.

                  b. The following persons and entities process or finish inventory or other goods for Bell-Tenex:

                     Person or
                       Entity
            -----------------------------

                       None.

                  c. The following persons and entities hold inventory or other goods on consignment for Bell-Tenex:

                     Person or
                       Entity
            -----------------------------

                       None.

                  d. The following other persons and entities have possession of assets of Bell-Tenex for the purposes indicated:

                       Person or                   Purpose
                        Entity
            ----------------------------- --------------------------

                        None.

                  10. The following is a complete list of all motor vehicles owned by Bell-Tenex (describe each vehicle by make, model and year and indicate for each the state in which registered and the state in which based):

                                     State of            State in which
         Vehicle                   Registration              Based
         --------------------   ------------------    ----------------------

         None.

                                   J-II-[1]-3

                  11. The following is a complete list of all aircraft and boats and all other inventory, equipment and other goods of Bell-Tenex which are subject to any certificate of title or other registration statute of the United States, any state or any other jurisdiction (provide description of covered goods and indicate registration system and jurisdiction):

                                    Registration
                Goods                  System                  Jurisdiction
          ------------------  --------------------------  ----------------------

          None.

                  12.  The   following  is  a  complete  list  of  all  patents,
copyrights, trademarks, tradenames and service marks registered in the name of Bell-Tenex:

           a. Patents                            Registration No.
              -------------------------------    ------------------------------

              None.

           b. Copyrights                         Registration No.
              -------------------------------    ------------------------------

              None.

           c. Trademarks,
              Trade Names and
              Service Marks                      Registration No.
              -------------------------------    --------------------------

              None.

                  13. The  following is a complete list of all  subsidiaries  of
Bell-Tenex   (provide  name  of  subsidiary,   jurisdiction  of   incorporation,
outstanding shares and shares owned by Bell-Tenex):

                Subsidiary                Jurisdiction               Shares                  Shares Owned
                                                                   Outstanding              by Bell-Tenex
         --------------------------   ---------------------   ----------------------   ------------------------
         None.

                  14. The following is a complete list of all securities accounts maintained by Bell-Tenex (provide name and address of securities intermediary at which maintained, type of account and account number):

                  Securities                 Intermediary                   Type of                 Account Number
                 Intermediary                  Address                      Account
          ----------------------------  -----------------------  ------------------------------   -------------------
          ----------------------------  -----------------------  ------------------------------   -------------------
          None.
          ----------------------------  -----------------------  ------------------------------   -------------------

          ----------------------------  -----------------------  ------------------------------   -------------------

          ----------------------------  -----------------------  ------------------------------   -------------------

                                                     J-II-[1]-4

                  15. The following is a complete list of all other stock (other than the stock of subsidiaries described in item 13 above or held indirectly through securities accounts described in item 14 above), bonds, debentures, notes and other securities owned by Bell-Tenex which have a value (higher of cost or market value) of $________ or more (provide name of issuer, a description of security and value):

                                                        Description of
                    Issuer                                 Security                                  Value
          ----------------------------  ------------------------------------------------    -------------------------
          None.
          ----------------------------  ------------------------------------------------    -------------------------

                  16. The following is a complete list of all notes payable to Bell-Tenex not otherwise listed in item 14 above (provide name of obligor, date, original principal amount and current principal balance):

        Obligor                     Date                  Original                  Current
                                                           Amount                   Balance
-------------------------   ---------------------   ---------------------   ------------------------
None.

                  17. The following is a complete list of all bank accounts maintained by Bell-Tenex (provide name and address of depository bank, type of account and account number):

           Depository                      Bank                      Type of                    Account
              Bank                        Address                    Account                     Number
    --------------------------   --------------------------   -----------------------   -------------------------
    Bank of Montreal             First Canadian Pl.           Canadian Checking         1332-039
                                 Toronto, Ontario
                                 M5X 1A3

    Bank of Montreal             First Canadian Pl.           US Checking               4650-728
                                 Toronto, Ontario
                                 M5X 1A3

    Bank of Montreal             First Canadian Pl.           Mastercard                1331-802
                                 Toronto, Ontario
                                 M5X 1A3


                  18. Does Bell-Tenex regularly receive letters of credit from customers to secure payments of sums owed to Bell-Tenex?

                  Yes  ___.        No _x_.

                  19. Does Bell-Tenex regularly have accounts receivable due from, or contracts with, the United States government or any agency or department thereof?

                  Yes  ___.        No _x_.

                                   J-II-[1]-5

                  If  yes,   indicate  the  percentage  of  Bell-Tenex's   total
outstanding accounts receivable that are due from the United States government and agencies and departments thereof: ________%

                  20. Does Bell-Tenex regularly receive advance deposits from customers for goods not yet delivered to such customers?

                  Yes  ___.        No _x_.

                  21. Does Bell-Tenex regularly import goods from outside the United States?

                  Not Applicable.

                  22. The following is a complete list of all third parties who perform data processing services for Bell-Tenex or maintain records with respect to Bell-Tenex's accounts receivable (provide name and address of third party and describe services performed and/or records maintained):

                    Name                           Address                     Description of Services
                                                                                    and/or Records
         ----------------------------  ---------------------------------   ---------------------------------
         Axidata, Inc.                 45 Commander Blvd.
                                       Scarborough, Ontario


                  23. The following is a complete list of all data processing equipment of Bell-Tenex which is leased (provide description of equipment and name and address of lessor):

                                                                                         Lessor
             Description of Equipment                    Lessor                         Address
        -----------------------------------  -------------------------------  -----------------------------
None.

                  24. The following is a complete list of all data processing equipment of Bell-Tenex which is subject to security interests of persons other than Bank (provide description of equipment and name and address of secured party):

             Description of Equipment                Secured Party                    Secured Party
                                                                                         Address
        -----------------------------------  -------------------------------  ------------------------------

        None.

                  25. The most recent federal income tax returns of Bell-Tenex that have been audited by the IRS are: Not Applicable.

                  26. Neither Bell-Tenex nor any of its property is subject to any tax assessments which are currently outstanding and unpaid except for the following (provide name of assessing authority and amount and description of assessment):

                                   J-II-[1]-6



               Assessing Authority                    Amount                         Description
         --------------------------------  ------------------------------  ---------------------------------
         None.

                  27. Neither Bell-Tenex nor any of its property is subject to any judgment lien, attachment, assessment (other than any tax assessments set forth in item 25 above) or any other similar process which is currently outstanding and unpaid except for the following (provide name of party asserting lien, etc., amount and description of lien, etc.):

         Asserting Authority                           Amount                        Description
         --------------------------------   -----------------------------  ---------------------------------

         None.

                  28. The following is a complete list of all pending and threatened litigation or claims involving amounts claimed against Bell-Tenex in excess of $1,000,000 (provide name of claimant, amount of claim and brief description of claim):

                    Claimant                          Amount                         Description
         --------------------------------  ------------------------------  ---------------------------------

         None.

                                                 J-II-[1]-7

                                  ATTACHMENT 2
                              TO SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST
                                       IN
                                 DEPOSIT ACCOUNT

                            ___________ __, [19][20]_

[Name of Depositary Bank]
[Address of Depositary Bank]
___________________________________
___________________________________


         BELL MICROPRODUCTS CANADA-TENEX DATA ULC, a Nova Scotia, Canada unlimited liability company ("Bell-Tenex") and CALIFORNIA BANK & TRUST, a California banking corporation, acting as agent for certain financial institutions (in such capacity, "Administrative Agent"), under that certain Security Agreement dated as of November 20, 1998 (the "Security Agreement"), hereby notify you that Bell-Tenex has granted to Administrative Agent a security interest in all deposit accounts maintained by Bell-Tenex with you including, without limitation, the deposit accounts described below, and that this security interest supercedes any previous security interest granted to Administrative Agent in any deposit accounts maintained by the Borrower with you:

         Account                     Depositor's                   Account
          Number                         Name                        Type
      ----------------             ----------------            ----------------

      ----------------             ----------------            ----------------

      ----------------             ----------------            ----------------

Bell-Tenex and Administrative Agent authorize you to continue to allow Bell-Tenex to make deposits to, draw checks upon and otherwise withdraw funds from such deposit accounts (the "Deposit Accounts") without the consent of Administrative Agent until Administrative Agent shall instruct you otherwise.

                                   J-II-[2]-1

         Bell-Tenex has irrevocably authorized Administrative Agent to inform you when an Event of Default (as defined in the Restated Credit Agreement) has occurred and is continuing and at such time instruct you to cease to permit any further payments or withdrawals from the Deposit Accounts by Bell-Tenex and/or to pay any or all amounts in the Deposit Accounts to Administrative Agent. Bell-Tenex irrevocably authorizes and directs you to comply with all such instructions received by you from Administrative Agent without further inquiry on your part and hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such instructions.


                                        BELL MICROPRODUCTS CANADA-TENEX DATA ULC

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        CALIFORNIA BANK & TRUST,
                                        as Administrative Agent

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                   J-II-[2]-2

                          ACKNOWLEDGEMENT AND AGREEMENT
                               OF DEPOSITARY BANK

         The undersigned depositary bank hereby acknowledges receipt of the above notice and agrees with Bell-Tenex and Administrative Agent to comply with any instruction it may receive from Administrative Agent in accordance therewith. The undersigned confirms to Administrative Agent that the information set forth above regarding the Deposit Accounts is accurate, that such Deposit Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Deposit Accounts. The undersigned waives any right of setoff except for its right or recoupment for returned items.


                                        ________________________________________

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                   J-II-[2]-3

                                  ATTACHMENT 3
                              TO SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST
                                       IN
                         [SECURITIES][COMMODITY] ACCOUNT


                            __________ __, [19][20]__



[Name of Intermediary]
[Address of Intermediary]
_____________________________
_____________________________


         BELL MICROPRODUCTS CANADA-TENEX DATA ULC, a Nova Scotia, Canada unlimited liability company ("Bell-Tenex") and CALIFORNIA BANK & TRUST, a California banking corporation, acting as agent for certain financial institutions (in such capacity, "Administrative Agent"), under that certain Security Agreement dated as of November 20, 1998 (the "Security Agreement"), hereby notify you that Bell-Tenex has granted to Administrative Agent a security interest in all [securities][commodity] accounts maintained by Bell-Tenex with you including, without limitation, the accounts described below:

         Account                   Account Holder's                Account
          Number                         Name                        Type
          ------                         ----                        ----

      ----------------             ----------------            ----------------

      ----------------             ----------------            ----------------

      ----------------             ----------------            ----------------


Until Administrative Agent shall instruct you otherwise pursuant to the following paragraph, Bell-Tenex and Administrative Agent authorize you, without the consent of Administrative Agent, to continue to comply with all directions of Bell-Tenex regarding the purchase, sale, transfer or redemption of all securities, security entitlements, other investment property and other financial assets for and in such accounts (the "Accounts").

         Bell-Tenex has authorized Administrative Agent to inform you when an Event of Default (as defined in the Restated Credit Agreement) has occurred and is continuing and at such time direct you to cease to comply with any further directions of Bell-Tenex with respect to the Accounts. After your receipt of any such notice, Bell-Tenex authorizes and directs you, without the consent of Bell-Tenex or further inquiry on your part, to comply with all directions of Administrative Agent regarding the Accounts, including, without limitation, any direction to (a) purchase, sell, transfer or redeem any or of all securities, security entitlements, other investment

                                   J-II-[3]-1
property or other financial assets for and in the Accounts, (b) withdraw any or all funds from the Accounts and pay such funds to Administrative Agent or any person designated by Administrative Agent or (c) transfer any or all of the Accounts to the name of Administrative Agent or any person designated by Administrative Agent. Bell-Tenex hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such directions of Administrative Agent.


                                        BELL MICROPRODUCTS CANADA-TENEX DATA ULC

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        CALIFORNIA BANK & TRUST,
                                        as Administrative Agent

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                   J-II-[3]-2

                          ACKNOWLEDGEMENT AND AGREEMENT
                                 OF INTERMEDIARY


         The undersigned institution hereby acknowledges receipt of the above notice and agrees with Bell-Tenex and Administrative Agent to comply with any direction it may receive from Administrative Agent in accordance therewith without the consent of Bell-Tenex or further inquiry. The undersigned confirms to Administrative Agent that the information set forth above regarding the Accounts is accurate, that such Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Accounts. The undersigned agrees that any lien or right of setoff it may have in or against the accounts is subordinate to the security interest of Administrative Agent therein.


                                        ________________________________________

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                   J-II-[3]-1

                                  ATTACHMENT 4
                              TO SECURITY AGREEMENT

                             INSURANCE ENDORSEMENTS

                  1. Property Insurance. Each of the property insurance policies of Bell-Tenex shall contain substantially the following endorsements:

                  (a)  CALIFORNIA  BANK  &  TRUST,  as  agent   ("Administrative
         Agent"), shall be named as additional loss payee.

                  (b) In respect of the interests of Administrative Agent in the policies, the insurance shall not be invalidated by any action or by inaction of Bell-Tenex or by any Person having temporary possession of the property covered thereby (the "Property") while under contract with Bell-Tenex to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Administrative Agent regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by Bell-Tenex or Administrative Agent or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with Bell-Tenex to perform maintenance, repair, alteration or similar work on the Property.

                  (c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of Administrative Agent, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Administrative Agent for 30 days (or 10 days in the case of non-payment of premium) after receipt by Administrative Agent of written notice from the insurers of such cancellation, change or lapse.

                  (d) Neither Administrative Agent nor any Bank shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

                  (e)  The  insurer   shall  waive  any  rights  of  set-off  or
         counterclaim or any other deduction, whether by attachment or otherwise, that it may have against Administrative Agent and each Bank.

                  (f) The insurance shall be primary without right of contribution from any other insurance that may be carried by Administrative Agent or any of the Banks with respect to its or their interest in the Property.

                  (g) The insurer shall waive any right of subrogation against Administrative Agent and each Bank.

                  (h) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

                                   J-II-[4]-1

                  2. Liability Insurance. Each of the liability insurance policies of Bell-Tenex shall contain substantially the following endorsements:

                  (a) Administrative Agent shall be named as additional insured.

                  (b) In respect of the interests of Administrative Agent in the policies, the insurance shall not be invalidated by any action or by inaction of Bell-Tenex or by any Person having temporary possession of the property covered thereby (the "Property") while under contract with Bell-Tenex to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Administrative Agent regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by Bell-Tenex or Administrative Agent or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with Bell-Tenex to perform maintenance, repair, alteration or similar work on the Property.

                  (c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of Administrative Agent, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Administrative Agent for 30 days (or 10 days in the case of non-payment of premium) after receipt by Administrative Agent of written notice from the insurer of such cancellation, change or lapse.

                  (d) Neither Administrative Agent nor any Bank shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

                  (e)  The  insurer   shall  waive  any  rights  of  set-off  or
         counterclaim or any other deduction, whether by attachment or otherwise, that it may have against Administrative Agent and each Bank.

                  (f) The insurance shall be primary without right of contribution from any other insurance that may be carried by Administrative Agent or any of the Banks with respect to their interests in the Property.

                  (g) The insurer shall waive any right of subrogation against Administrative Agent and each Bank.

                  (h) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

                                   J-II-[4]-2